Document and Entity Information	3 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	EVERTEC, LLC
Entity Central Index Key	0001517783
Document Type	S-4
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 Successor	Dec. 31, 2010 Successor
Current Assets :
Cash	$ 80,358	$ 53,523	$ 53,523	$ 55,199
Restricted cash	5,508	5,288	5,288	6,100
Accounts receivable, net	57,230	60,930	60,930	62,228
Prepaid expenses and other assets	19,592	21,526	21,526	17,529
Total current assets	162,688	141,267	141,267	141,056
Investments in equity investees	12,292	12,267	12,267
Property and equipment, net	35,163	36,685	36,685	43,689
Goodwill	372,506	371,712	371,712	372,584
Other intangible assets, net	436,416	448,914	448,914	490,616
Other long-term assets	21,731	22,894	22,894	29,964
Total assets	1,040,796	1,033,739	1,033,739	1,077,909
Current Liabilities:
Accrued liabilities	37,783	29,581	29,581	40,951
Accounts payable	17,473	21,786	21,786	17,707
Unearned income	915	900	900	316
Income tax payable	2,002	3,383	3,383	2,439
Current portion of long-term debt				3,550
Deferred tax liability, net	9,900	9,321	9,321	13,867
Total current liabilities	68,073	64,971	64,971	78,830
Long-term debt	524,367	523,833	523,833	558,623
Long-term deferred tax liability, net	89,955	91,431	91,431	112,885
Other long-term liabilities	449	449	449	2,228
Total liabilities	682,844	680,684	680,684	752,566
Commitments and contingencies (Note 22)
Stockholder's equity
Preferred stock (Par value $1.00; 0.5 million shares authorized; none issued)
Common stock (Par value $1.00; 2.5 million shares authorized; 100 shares issued and outstanding)
Additional paid-in capital	326,627	326,367	326,367	325,483
Retained earnings	31,537	28,006	28,006	2
Accumulated other comprehensive loss, net of tax of $19 and $13	(212)	(1,318)	(1,318)	(142)
Total stockholder's equity	357,952	353,055	353,055	325,343
Total liabilities and stockholder's equity	$ 1,040,796	$ 1,033,739	$ 1,033,739	$ 1,077,909

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 Successor	Dec. 31, 2010 Successor
Preferred stock, par value	$ 1	$ 1	$ 1	$ 1
Preferred stock, shares authorized	500,000	500,000	500,000	500,000
Preferred stock, shares issued
Common stock, par value	$ 1	$ 1	$ 1	$ 1
Common stock, shares authorized	2,500,000	2,500,000	2,500,000	2,500,000
Common stock, shares issued	100	100	100	100
Common stock, shares outstanding	100	100	100	100
Accumulated other comprehensive income loss tax	$ 19	$ 13

Consolidated Statements of Income and Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended			12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor	Sep. 30, 2010 Predecessor	Dec. 31, 2009 Predecessor
Revenues
Transaction processing (from affiliates: $7,127 and $6,074)	$ 22,899	$ 20,271	$ 21,034	$ 85,691	$ 56,777	$ 74,728
Merchant acquiring, net (from affiliates: $1,929 and $2,226)	17,661	14,748	14,789	61,997	39,761	48,744
Business solutions (from affiliates: $30,147 and $30,651)	41,928	40,771	46,586	173,434	118,482	152,827
Total revenues	82,488	75,790	82,409	321,122	215,020	276,299
Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	37,741	37,504	41,839	155,377	113,246	150,070
Selling, general and administrative expenses	8,987	8,495	8,392	33,339	27,000	25,639
Depreciation and amortization	17,922	17,372	17,722	69,891	19,425	24,500
Total operating costs and expenses	64,650	63,371	67,953	258,607	159,671	200,209
Income from operations	17,838	12,419	14,456	62,515	55,349	76,090
Non-operating (expenses) income
Interest income	117	314	118	760	360	1,048
Interest expense	(11,176)	(14,122)	(13,436)	(50,957)	(70)	(91)
Earnings of equity method investments	66			833	2,270	3,508
Other (expenses) income:
Voluntary Retirement Program ("VRP") expense				(14,529)
Other (expenses) income			(1,316)	(3,672)	2,276	7,942
Total other (expenses) income	(2,260)	(3,886)	(1,316)	(18,201)	2,276	7,942
Total non-operating (expenses) income	(13,253)	(17,694)	(14,634)	(67,565)	4,836	12,407
(Loss) income before income taxes	4,585	(5,275)	(178)	(5,050)	60,185	88,497
Income tax (benefit) expense	1,054	(29,146)	(180)	(33,054)	23,017	30,659
Net income from continuing operations			2	28,004	37,168	57,838
Net income from discontinued operations					117	1,813
Net income	3,531	23,871	2	28,004	37,285	59,651
Other comprehensive (loss) income, net of tax of $6 and $0
Unrealized (loss) gains on securities					(5)	1
Foreign currency translation adjustments	1,106	444	(142)	(1,176)	1,288	(355)
Total comprehensive income (loss)	$ 4,637	$ 24,315	$ (140)	$ 26,828	$ 38,568	$ 59,297

Consolidated Statements of Income and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended			12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor	Sep. 30, 2010 Predecessor	Dec. 31, 2009 Predecessor
Transaction processing revenue from affiliates	$ 7,127	$ 6,074	$ 6,561	$ 27,323	$ 17,364	$ 22,388
Merchant acquiring net from affiliates	1,929	2,226	2,120	9,013	1,884	0
Business solution from affiliates	30,147	30,651	31,459	122,347	86,889	111,821
Other comprehensive loss, tax	$ 6	$ 0

Consolidated Statements of Changes in Stockholders' (or Owner's) Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Predecessor	Predecessor Owner's Equity	Successor	Successor Common Stock	Successor Additional Paid-in Capital	Successor Owner's Equity	Successor Retained Earnings	Successor Accumulated Other Comprehensive Loss
Balance at Dec. 31, 2008						$ 228,468	$ 228,468
Dividends declared						(62,500)	(62,500)
Distributions to an affiliate						(13,790)	(13,790)
Net income						59,651	59,651
Other comprehensive income (loss), net of tax						(354)	(354)
Balance at Dec. 31, 2009						211,475	211,475
Capital contribution from Popular, Inc.						5,565	5,565
Dividends declared						(55,700)	(55,700)
Distributions to an affiliate						(8,040)	(8,040)
Net income						37,285	37,285
Other comprehensive income (loss), net of tax						1,283	1,283
Balance at Sep. 30, 2010						191,868	191,868
Issuance of common stock								360,331		360,331
Issuance of common stock, shares									100
Payment of acquisition costs on behalf of Carib Holdings Inc.								(34,848)		(34,848)
Net income								2				2
Other comprehensive income (loss), net of tax								(142)					(142)
Balance at Dec. 31, 2010								325,343	0	325,483	0	2	(142)
Balance, shares at Dec. 31, 2010								100	100
Share-based compensation recognized								884		884
Net income								28,004				28,004
Other comprehensive income (loss), net of tax								(1,176)					(1,176)
Balance at Dec. 31, 2011	353,055	0	326,367	28,006	(1,318)			353,055	0	326,367	0	28,006	(1,318)
Balance, shares at Dec. 31, 2011	100	100						100	100
Share-based compensation recognized	260		260
Net income	3,531			3,531
Other comprehensive income (loss), net of tax	1,106				1,106
Balance at Mar. 31, 2012	$ 357,952	$ 0	$ 326,627	$ 31,537	$ (212)
Balance, shares at Mar. 31, 2012	100	100

Consolidated Statements of Changes in Stockholders' (or Owner's) Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended
Mar. 31, 2012
Other comprehensive loss, tax	$ 6
Accumulated Other Comprehensive Loss
Other comprehensive loss, tax	$ 6

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended			12 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor	Sep. 30, 2010 Predecessor	Dec. 31, 2009 Predecessor
Cash flows from operating activities from continuing operations
Net income	$ 3,531	$ 23,871	$ 2	$ 28,004	$ 37,285	$ 59,651
Net income from discontinued operations					117	1,813
Net income from continuing operations			2	28,004	37,168	57,838
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,922	17,372	17,722	69,891	19,425	24,500
Amortization of debt issue costs and accretion of discount	1,170	2,192	785	7,995
Provision (recovery) for doubtful accounts and sundry losses	396	231	89	1,005	(666)	1,427
Deferred tax (benefit) expense	(962)	(29,334)	(1,380)	(25,910)	2,806	(323)
Share-based compensation	260	112		884
Realized loss on derivative		1,214		1,399
Unrealized loss of indemnification assets	175	476	153	292
Amortization of a contract liability	(703)	(1,053)	(1,984)	(7,440)
Loss on disposition of property and equipment and other intangibles	20			122
Gain on sale of equity method investment					(2,276)
Gain on redemption of equity securities						(7,869)
Equity in earnings of investment	(66)			(833)	(2,270)	(3,508)
Dividend received from equity investment				1,467	68	2,195
Prepayment penalty related to debt refinancing		(3,387)		(3,387)
(Increase) decrease in assets:
Accounts receivable, net	3,930	8,333	(11,200)	3,704	(8,776)	4,320
Prepaid expenses and other assets	1,934	(627)	1,193	(7,409)	(3,613)	(6,115)
Increase (decrease) in liabilities:
Accounts payable and accrued liabilities	4,477	2,545	13,957	(1,977)	21,000	(6,125)
Income tax payable	(1,381)	(190)	(998)	944	1,427	(900)
Unearned income	15	52	(243)	584	(111)	99
Other long-term liabilities		(113)			(481)	(75)
Total adjustments	27,187	(2,177)	18,094	41,331	26,533	7,626
Net cash provided by operating activities from continuing operations	30,718	21,694	18,096	69,335	63,701	65,464
Cash flows from investing activities from continuing operations
Net decrease (increase) in restricted cash	(220)	577	(3,005)	812	581	(997)
Net decrease (increase) in short-term investments			559		9,431	(1,991)
Intangible assets acquired	(1,139)	(4,448)	(11,891)	(14,466)	(11,780)	(7,385)
Property and equipment acquired	(2,532)	(2,702)	(4,106)	(8,963)	(13,181)	(14,433)
Proceeds from sales and redemptions of equity securities						7,869
Proceeds from sales of property and equipment	8			114
Acquisition of an equity method investment		(9,244)		(9,244)
Proceeds from sale of equity method investment					7,509
Contingent consideration paid					(1,000)	(750)
Partial payment for acquisition of equity investee			(17,120)
Acquisition of predecessor			(461,035)
Net repayments on short-term loans due from affiliate					24,225	14,995
Cash delivered from sale of subsidiary					368
Net cash (used in) provided by investing activities from continuing operations	(3,883)	(15,817)	(496,598)	(31,747)	16,153	(2,692)
Cash flows from financing activities from continuing operations
Proceeds from issuance of long-term debt			557,350
Debt issuance costs			(16,472)		(643)
Repayment and repurchase of long-term debt and other liabilities		(888)	(888)	(39,264)	(1,413)	(1,420)
Net distributions to parent company			(34,848)		(8,040)
Dividends paid					(55,700)	(62,500)
Net distributions to an affiliate						(13,790)
Net cash (used in) provided by financing activities from continuing operations		(888)	505,142	(39,264)	(65,796)	(77,710)
Cash flows from discontinued operations
Net cash provided from discontinued operating activities					2,930	2,095
Net cash used in investing activities from discontinued operations					(452)
Net cash provided by discontinued operations					2,478	2,095
Net (decrease) increase in cash	26,835	4,989	26,640	(1,676)	16,536	(12,843)
Net increase in cash related to discontinued operations					132
Cash at beginning of the period from continuing operations	53,523	55,199	28,559	55,199	11,891	24,734
Cash at end of the period from continuing operations	80,358	60,188	55,199	53,523	28,559	11,891
Supplemental disclosure of cash flow information:
Interest			4,263	43,860	70	73
Income taxes			448	1,638	15,552	22,398
Supplemental disclosure of non-cash activities:
Net assets received from parent in the form of capital contribution					5,565
Software packages acquired through a financing agreement					1,813
Foreign currency translation adjustments	$ 1,106	$ (444)	$ 142	$ 1,176	$ 1,288	$ (355)

The Company and Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
The Company and Summary of Significant Accounting Policies [Abstract]
The Company and Summary of Significant Accounting Policies

Note 1 – The Company and Summary of Significant Accounting Policies

The Company

EVERTEC, LLC (formerly known as EVERTEC, Inc.) and its subsidiaries are a diversified processing business, offering transaction and payment processing services, merchant acquiring services and business process management solutions in Puerto Rico and certain countries throughout the Caribbean and Latin America. We own and operate the ATH network, the leading debit payment and automated teller machine (“ATM”) network in Puerto Rico. Our products and services include point-of-sale (“POS”) processing, network and switch services, ATM driving services, core bank processing, business process outsourcing solutions, technology infrastructure management and merchant acquiring services. Our Merchant Acquiring business is the largest merchant acquirer in Puerto Rico, and the fifth largest in Latin America, providing an end-to-end electronic payment offering to over 16,000 merchants. EVERTEC’s subsidiaries include Sense Software International Corp. (“Sense”), EVERTEC Dominicana SAS., EVERTEC Latinoamérica, S.A., ATH Costa Rica, S.A. (“ATH CR”), EVERTEC Finance Corp. and T.I.I. Smart Solutions, Inc.

On April 17, 2012, EVERTEC was converted from a Puerto Rico corporation to a Puerto Rico limited liability company (the “Conversion”) for the purpose of improving the consolidated tax efficiency of EVERTEC and its subsidiaries by taking advantage of recent changes to the Puerto Rico Internal Revenue Code, as amended, that permit limited liability companies to be treated as partnerships that are pass-through entities for Puerto Rico tax purposes. Concurrent with the Conversion, Carib Holdings, LLC (formerly known as Carib Holdings, Inc., “Carib Holdings”), which is EVERTEC’s direct parent, was also converted from a Puerto Rico corporation to a Puerto Rico limited liability company. Prior to these conversions, Carib Latam Holdings, Inc. (“Carib Inc.”) was formed in order to act as the new parent company of Carib Holdings and its subsidiaries, including EVERTEC. In addition, in connection with the Conversion, EVERTEC formed a new wholly owned subsidiary, EVERTEC Finance Corp., a corporation organized under the laws of the Commonwealth of Puerto Rico (“EVERTEC Finance”), to act as co-issuer of the 11% senior notes due 2018. See Note 15 for additional information regarding these and other significant transactions that occurred after March 31, 2012.

Except as otherwise indicated or unless the context otherwise requires, (a) the terms “EVERTEC, LLC,” “EVERTEC,”“we,” “us,” “our” and “our company” refer for periods on and after the Conversion to EVERTEC, LLC and its subsidiaries (including EVERTEC Finance) on a consolidated basis and refer for periods prior to the Conversion to EVERTEC, Inc. and its subsidiaries on a consolidated basis, (b) the term “Carib Holdings” refers for periods on or after the Conversion to Carib Holdings, LLC and for periods prior to the Conversion to Carib Holdings, Inc. and (c) the term “Co-Issuers” refers to EVERTEC and EVERTEC Finance and none of EVERTEC’s other subsidiaries.

Basis of Presentation

The unaudited consolidated financial statements include the accounts of EVERTEC and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of the accompanying unaudited consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited consolidated financial statements. Actual results could differ from the estimates.

In the opinion of management, the accompanying unaudited consolidated financial statements, prepared in accordance with GAAP, contain all adjustments, all of which are normal and recurring in nature, necessary for a fair presentation. Certain information and note disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted from the unaudited consolidated financial statements pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). All of these unaudited consolidated financial statements should be read in conjunction with the audited consolidated and combined financial statements for the fiscal year ended December 31, 2011, included in the Company’s Annual Report on Form 10-K. The results of operations for the three months ended March 31, 2012 are not necessarily indicative of the results of operations for the full year or any future period.

Consolidated Balance Sheet as of December 31, 2011 was derived from the audited consolidated and combined financial statements for the fiscal year ended December 31, 2011 included in the Annual Report on Form 10-K.

Certain reclassifications have been made to the March 31, 2011 unaudited consolidated financial statements and related notes to conform with the presentation in 2012.

Note 1—The Company and Summary of Significant Accounting Policies

The Company

EVERTEC, Inc. and its subsidiaries (collectively the “Company,” “EVERTEC,” “we,” “our,” or “us”) are a diversified processing business, offering transaction and payment processing, merchant acquiring and processing and business process management solutions services in Puerto Rico (“PR”) and certain countries throughout the Caribbean and Latin America. We own and operate the ATH network, the leading debit payment and automated teller machine (“ATM”) network in Puerto Rico. Our products and services include point-of-sale (“POS”) processing, network and switch services, automated teller machine driving services, core bank processing, business process outsourcing solutions, technology infrastructure management and merchant acquiring services. Our Merchant Acquiring business is the largest merchant acquirer in Puerto Rico, and the fifth largest in Latin America, providing an end-to-end electronic payment offering to over 16,000 merchants. EVERTEC’s subsidiaries include Sense Software International Corp. (“Sense”), EVERTEC Dominicana S.A., EVERTEC Latinoamérica, S.A., ATH Costa Rica, S.A. (“ATH CR”) and T.I.I. Smart Solutions, Inc.

On June 30, 2010, Popular, Inc. (“Popular”), EVERTEC, and two newly formed subsidiaries of a fund managed by an affiliate of Apollo Global Management, LLC (“Apollo”), AP Carib Holdings, Ltd. (“AP Carib”) and Carib Acquisition, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, on September 30, 2010, Merger Sub was merged with and into EVERTEC (the “Merger”). Immediately after the effective time of the Merger on September 30, 2010, AP Carib and Popular contributed their respective shares of EVERTEC capital stock to Carib Holdings, Inc. (“Holdings”) in exchange for shares of Holdings voting capital stock. Following that contribution, EVERTEC became a 100% owned subsidiary of Holdings. Holdings is operated under the control of Apollo, with AP Carib and Popular initially owning 51% and 49%, respectively, of Holdings’ outstanding capital stock, subject to pro rata dilution to the extent that non-voting stock or other securities convertible into non-voting stock and/or derivative securities whose value is derived from such capital stock or non-voting stock are issued to EVERTEC employees, directors or consultants.

Popular and EVERTEC also entered into an Intellectual Property (“IP”) Purchase and Sale Agreement in which Popular agreed to, and caused certain of its subsidiaries to sell to EVERTEC certain intellectual property, including the trademarks relating to the ATH brand, in exchange for $45.0 million. Banco Popular de Puerto Rico (“Banco Popular”), a wholly owned subsidiary of Popular, also entered into an Independent Sales Organization and Sponsorship Agreement with EVERTEC in which Banco Popular agreed to sponsor EVERTEC as an independent sales organization with various credit card associations. The closing of these transactions was completed on September 30, 2010.

Basis of Presentation

The accompanying consolidated balance sheets as of December 31, 2011 and 2010 and statements of income and comprehensive income (loss), cash flows and changes in stockholder’s equity for the year ended December 31, 2011 and for the three months ended December 31, 2010, were prepared reflecting the purchase price accounting and other transaction adjustments resulting from the Merger, and are labeled as “Successor”. The accompanying combined statements of income and comprehensive income, cash flows and changes in owner’s equity for the nine months ended September 30, 2010 and the year ended December 31, 2009, do not include adjustments or transactions attributable to the Merger, and are labeled as “Predecessor”.

The combined financial statements of the Predecessor reflect the revenues and expenses directly attributable to the EVERTEC processing operation (“EVERTEC Business Group”), as well as certain allocated corporate services expenses from Popular and its subsidiaries. These corporate services expenses were for support functions such as accounting, finance, legal, public relations, information systems and human resources. The corporate services expenses were allocated based on a percentage of revenues (and not based on actual costs incurred). Management believes that such allocation methodology is reasonable. Payment processing services to commercial and retail merchants were previously provided by Banco Popular through its merchant acquiring business, until June 30, 2010 when the merchant acquiring business was transferred to EVERTEC. Also, the TicketPop business was conducted at Banco Popular until June 30, 2010 when it was transferred to EVERTEC. The financial results for the period ended September 30, 2010 were prepared on a “carved-out” basis from Popular’s consolidated financial statements to include the TicketPop business and Merchant Acquiring business as part of EVERTEC results.

During 2011, the Company reevaluated the professional fees accrual, the foreign currency translation accounting related to the Merger and the deferred revenue recognized for certain contracts, software intangibles and software prepaid maintenance accounting and identified errors in its previously issued financial statements. As a result, the Company recorded out of period adjustments and certain reclassifications to the balance sheet accounts. The impact of correcting these errors in the prior periods would have decreased net income by approximately $0.5 million for the year ended December 31, 2010, including $0.4 million related to the predecessor period. Also, the correction of these errors in prior periods would have impacted other comprehensive income by $0.5 million for the year ended December 31, 2010 with a related impact mainly in goodwill, among other certain balance sheet accounts. After evaluating the quantitative and qualitative aspects of the misstatements, management has determined that they are not material to the financial statements of the prior periods impacted or current period, and accordingly, has recorded an out of period adjustment in 2011.

In the opinion of management, the accompanying consolidated and combined financial statements, prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), contain all adjustments, all of which are normal and recurring in nature, necessary for a fair presentation.

Certain prior period balances have been reclassified to conform to the current presentation format which did not have any impact on net income.

A summary of the most significant accounting policies used in preparing the accompanying consolidated and combined financial statements is as follows:

Principles of Consolidation and Combination

The accompanying consolidated and combined financial statements include the accounts and operations of EVERTEC, Inc. and EVERTEC Business Group, respectively, and its subsidiaries and are presented in accordance with GAAP. The Company consolidates all entities that are controlled by ownership of a majority voting interest. All significant intercompany accounts and transactions are eliminated in the consolidated and combined financial statements.

Use of Estimates

The preparation of the accompanying consolidated and combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Revenue and Expense Recognition

Revenue from information processing and other services is recognized at the time services are rendered, while rental and maintenance service revenue is recognized ratably over the corresponding contractual periods. Software and hardware sales revenues and related costs are recognized at the time software and equipment is installed or delivered depending on contractual terms. Revenue from contracts to create data processing centers and the related cost is recognized as project phases are completed and accepted. Merchant business revenues, primarily comprised of fees charged to the merchants, are presented net of interchange and assessments charged by the credit and debit card associations and are recognized at the time of sale. Operating expenses are recognized as services and maintenances are incurred. Project expenses are deferred and recognized when the related income is earned.

Investment in Equity Investees

The Company accounts for investments using the equity method of accounting if the investment provides the Company the ability to exercise significant influence, but not control, over an investor. Significant influence is generally deemed to exist if the Company has an ownership interest in the voting stock of an investor of between 20 percent and 50 percent, although other factors are considered in determining whether the equity method of accounting is appropriate. Under this method, the investment, originally recorded at cost, is adjusted to recognize the Company’s share of net income or losses as they occur. The Company’s share of investee earnings or losses is recorded, net of taxes, within earnings in equity method investments caption in the consolidated and combined statements of income. The Company’s consolidated revenues include fees for services provided to an investee accounted under the equity method. Additionally, the Company’s interest in the net asset of its equity method investees is reflected in the consolidated balance sheets. On the acquisition of the investment any difference between the cost of the investment and the amount of the underlying equity in net assets of an investee is required to be accounted as if the investee were a consolidated subsidiary. If the difference is assigned to depreciable or amortizable assets or liabilities, then the difference should be amortized or accreted in connection with the equity earnings based on the Company’s proportionate share of the investee’s net income or loss. If the investor is unable to relate the difference to specific accounts of the investee, the difference should be considered to be goodwill.

The Company considers whether the fair values of its equity method investments have declined below their carrying value whenever adverse events or changes in circumstances indicate that recorded values may not be recoverable. If the Company considered any such decline to be other than temporary (based on various factors, including historical financial results, product development activities and the overall health of the investee’s industry), then the Company would record a write-down to estimated fair value.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation of property and equipment is computed using the straight-line method and expensed over their estimated useful lives. Amortization of leasehold improvements is computed over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter. Costs of maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred.

Impairment on Long-lived Asset

Long-lived assets to be held and used, and long-lived assets to be disposed of, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Capitalization of Software

Costs incurred in the preliminary project stage are expensed as incurred. Once the capitalization criteria have been met, costs of materials and services are capitalized. Cost related to internally develop software, unspecified upgrades and enhancements, and costs under agreements that combine the cost of maintenance and unspecified upgrades and enhancements are capitalized and amortized using the straight line method over tits estimated useful life, which range from three to five years.

The Company capitalizes interest costs incurred in the development of softwares. The amount of interest capitalized is an allocation of the interest cost incurred during the period required to substantially complete the asset. The interest rate for capitalization purposes is to be based on a weighted average rate on the Company’s outstanding borrowing. For the year ended December 31, 2011, interest cost capitalized amounted to approximately $0.4 million. No interest cost was capitalized for the three months ended December 31, 2010 (Successor) and for the nine months ended September 30, 2010 and the year ended December 31, 2009 (Predecessor).

Software and Maintenance Contracts

Software and maintenance contracts are recorded at cost. Amortization of software and maintenance contracts is computed using the straight-line method and expensed over their estimated useful lives which range from one to five years. Capitalized software includes purchased software and capitalized application of internally-developed software. Amortization of software packages is included in depreciation and amortization in the consolidated and combined statements of income.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price and related costs over the value assigned to net assets acquired. Goodwill is not amortized, but is tested for impairment at least annually using a two-step process at each reporting unit level. The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired and the second step of the impairment test is unnecessary. If needed, the second step consists of comparing the implied fair value of the reporting unit with the carrying amount of that goodwill. In determining the fair value of a reporting unit, the Company generally uses a combination of methods, which include market price multiples of comparable companies and discounted cash flows analysis.

Trademarks which existed prior to the Merger were deemed to have an indefinite life and were not amortized but tested for impairment using a one-step process which compares the fair value with the carrying amount of the asset. In determining that trademark have an indefinite life, certain variables were considered, including expected cash inflows and legal, regulatory, contractual, competitive, economic, and other factors, which could limit the intangible asset’s useful life.

For the years ended December 31, 2011, 2010 and 2009, no impairment losses associated with goodwill and other trademark with an indefinite life were recognized.

Other identifiable intangible assets with a definitive useful life are amortized using the straight-line method. These intangibles are evaluated periodically for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. For the years ended December 31, 2011, 2010 and 2009, no impairment losses associated with other intangible assets subject to amortization were recognized.

Other identifiable intangible assets with a definitive useful life acquired in the Merger, include customer relationship, trademark, software packages and non-compete agreement. Customer relationship was valued using the excess earnings method under the income approach. Trademark was valued using the relief-from-royalty method under the income approach. Software packages, which include capitalized software development costs, were recorded at cost. Non-compete agreement was valued based on the estimated impact that theoretical competition would have on revenues and expenses.

Indemnification Assets

Indemnification assets represent the Company’s estimates of payments from Popular related to expected losses on services provided to certain common customers of the Company and Popular, and for certain incremental software and license costs expected to be incurred by the Company (see Note 21) during the five years following the Merger date. Indemnification assets are recorded at the fair value of the expected cash flows. The indemnification asset decreases by the payments received from Popular and is subsequently adjusted to reflect the asset at fair value. The fair value adjustment, if any, is included in current period earnings. As of December 31, 2011 and 2010, the Company’s indemnification assets related to the reimbursements for services provided to the common customers amounted to $7.1 million and $10.1 million, respectively, and related to the software amounted to $0.4 million and $4.8 million, respectively. For the year ended December 31, 2011 and for the three months ended December 31, 2010, the Company recorded a loss amounting to $0.8 million and a gain of $0.3 million, respectively, related to the reimbursements for services provided to the common customers and a gain of $0.5 million and a loss of $0.5 million, respectively, related to the software.

Derivatives

Derivatives are recognized on the balance sheet at fair value and are designated as either fair value hedge, cash flow hedge or as a free-standing derivative instrument. For a fair value hedge, changes in the fair value of the derivative instrument and changes in the fair value of the hedged asset or liability or of an unrecognized firm commitment attributable to the hedged risk are recorded in current period earnings. For a cash flow hedge, changes in the fair value of the derivative instrument, to the extent that it is effective, are recorded net of taxes in accumulated other comprehensive (loss) income and subsequently reclassified to net income in the same period(s) that the hedged transaction impacts earnings. The ineffective portions of cash flow hedges are immediately recognized in current earnings. For free-standing derivative instruments, changes in fair values are reported in current period earnings.

Income Tax

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of earnings in the period that includes the enactment date. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. A deferred tax valuation allowance is established if it is considered more likely than not that all or a portion of the deferred tax asset will not be realized.

All companies within EVERTEC are legal entities which file separate income tax returns. Notwithstanding, a proportionate share of Banco Popular’s income tax expense based upon reportable taxable income using the statutory tax rates in Puerto Rico related to the merchant acquiring business and TicketPop business has been recorded in the EVERTEC Business Group’s combined financial statements that include the six months ended June 30, 2010 and the year ended December 31, 2009 as required under the separate return method to allocate the intercorporate tax for a carve-out. That allocation is not included in EVERTEC’s income tax returns. No temporary differences that give rise to any deferred tax asset or liability resulted as part of this allocation.

Cash

Cash includes cash on hand and in banks with original maturities of three months or less.

Restricted Cash

Restricted cash represents cash received on deposits from participating institutions of the ATH network that has been segregated for the development of the ATH brand. Also, restricted cash includes certain cash collected from the TicketPop business and a reserve account for payment and transaction processing services to merchants. The restrictions of these accounts are based on contractual provisions entered into with third parties. This cash is maintained in separate accounts at a financial institution in Puerto Rico.

Allowance for Doubtful Accounts

An allowance for doubtful accounts is provided for based on the estimated uncollectible amounts of the related receivables. The estimate is primarily based on a review of the current status of specific accounts receivable. Receivables are considered past due if full payment is not received by the contractual date. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated to U.S. dollars using prevailing rates of exchange at the end of the period. Revenues, expenses, gains and losses are translated using weighted average rates for the period. The resulting foreign currency translation adjustment from operations for which the functional currency is other than the U.S. dollar is reported in accumulated other comprehensive loss, except for highly inflationary environments for which the effects are included in the statement of income. Gains and losses on transactions denominated in currencies other than the functional currencies are included in determining net income for the period in which exchange rates change.

Share-based Compensation

Certain employees of EVERTEC participated in the Popular, Inc. 2004 Omnibus Incentive Plan (the “Incentive Plan”) adopted by the shareholders of Popular in April 2004. Management used the fair value method of recording share-based compensation as required in current accounting guidance. During the nine month period ended September 30, 2010, all unvested equity awards granted to EVERTEC employees were accelerated and became fully vested.

After the Merger, the Carib Holdings, Inc. 2010 Equity Incentive Plan (the “Stock Incentive Plan”) was established to grant stock options, rights to purchase shares, restricted stock units and other stock-based rights to employees, directors, consultants and advisors of the Company. Holdings reserved 2,921,604 shares of its Class B non-voting common stock for issuance upon exercise and grants of stock options, restricted stock and other equity awards under the Stock Incentive Plan. Awards granted by EVERTEC’s parent company, Holdings, to employees of EVERTEC are accounted in the EVERTEC’s financial statements in accordance with accounting standards codification (“ASC”) 718, which establish that awards of the parent company that are granted to employees of its consolidated subsidiary are accounted for in the separate financial statements of the subsidiary. Accordingly, the subsidiary would recognize compensation cost for the parent company awards and the offsetting entry is considered a capital contribution from the parent company. Stock options and restricted stocks granted during 2011 under the Stock Incentive Plan are expensed over the vesting period based on the fair value at the date the awards are granted. In accordance with applicable accounting guidance for stock based compensation, compensation cost recognized includes the cost for all share-based awards based on the fair value of awards at the date granted.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

Note 2—Recent Accounting Pronouncements

Accounting Standard Update (“ASU”) No. 2011-12—Comprehensive Income (Topic 220). In December 2011, the Financial Accounting Standard Board (“FASB”) issued ASU No. 2011-12 in order to supersede changes to those paragraphs in Update 2011-05 that pertain to how, when, and where reclassification adjustments are presented.

The amendments are being made to allow the Board time to deliberate whether to present on the face of the financial statements the effect of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the Board is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before Update 2011-05.

All other requirements in Update 2011-05 are not affected by this Update, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011.

The amendments in this Update are effective at the same time as the amendments in Update 2011-05 so that entities will not be required to comply with the presentation requirements in Update 2011-05 that this Update is deferring. For this reason, the transition guidance in paragraph ASC 220-10-65-2 is consistent with that for Update 2011-05. Management does not expect any effect on the financial statements as a result of this Update.

ASU No. 2011-11—Balance Sheet (Topic 210). In December 2011, the FASB issued ASU No. 2011-11 that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This Update affect all entities that have financial instruments and derivative instruments that are either (i) offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or (ii) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. The requirements amend the disclosure requirements on offsetting in ASC 210-20-50.

An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Management does not expect any effect on the financial statements as a result of the adoption of this Update.

ASU No. 2011-08—Intangibles—Goodwill and Other (Topic 350). In September 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-08 that provides an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any. Under the amendments in this Update, an entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period.

In reaching its conclusion about whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, an entity should consider the extent to which each of the adverse events or circumstances identified could affect the comparison of a reporting unit’s fair value with its carrying amount. An entity should place more weight on the events and circumstances that most affect a reporting unit’s fair value or the carrying amount of its net assets. Also, an entity should consider positive and mitigating events and circumstances that may affect its determination of whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity has a recent fair value calculation for a reporting unit, it also should include as a factor in its consideration the difference between the fair value and the carrying amount in deciding whether the first step of the impairment test is necessary.

Under the amendments, an entity no longer is permitted to carry forward its detailed calculation of a reporting unit’s fair value from a prior year. The amendments do not change the current guidance for testing other indefinite-lived intangible assets for impairment. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. Management does not expect the implementation of this standard to have a material effect on the financial statements.

ASU No. 2011-04—Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRS. In May 2011, the FASB issued ASU No. 2011-04 to achieve the objective of developing common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards (“IFRSs”) and improve their understandability. The requirements do not extend the use of fair value accounting, but provide guidance on how it should be applied where its use is already required or permitted by other standards within IFRS or GAAP.

The amendments in this Update result in common fair value measurement and disclosure requirements in GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the Board does not intend for the amendments in this Update to result in a change in the application of the requirements in Topic 820.

The amendments in ASU 2011-04 change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include the following:

•	Those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements; and

•	Those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

In addition, to improve consistency in application across jurisdictions, some changes in wording were necessary to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way (for example, using the word shall rather than should to describe the requirements in GAAP).

The amendments in this Update must be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. For nonpublic entities, the amendments are also effective for annual periods beginning after December 15, 2011. Early application by public entities is not permitted. Management does not expect the implementation of this standard to have a material effect on the financial statements.

Business Combination	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Business Combination [Abstract]
Business Combination

Note 2 – Business Combination

The Merger

On June 30, 2010, Popular, Inc. (“Popular”), EVERTEC, and two newly formed subsidiaries of a fund managed by an affiliate of Apollo Global Management, LLC (“Apollo”), AP Carib Holdings, Ltd. (“AP Carib”) and Carib Acquisition, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, on September 30, 2010, Merger Sub was merged with and into EVERTEC (the “Merger”), with EVERTEC continuing as the surviving entity. Following the effective time of the Merger, AP Carib and Popular contributed their respective shares of EVERTEC capital stock to Carib Holdings, Inc. (now known as Carib Holdings, LLC) (“Carib Holdings”) in exchange for shares of Carib Holdings’ voting capital stock. Following that contribution, EVERTEC became a wholly-owned subsidiary of Carib Holdings, with AP Carib and Popular owning approximately 51% and 49%, respectively, of the outstanding voting capital stock of Carib Holdings. The acquisition of EVERTEC was accounted for as a business combination using the purchase method of accounting, whereby the purchase price was allocated to tangible and intangible assets acquired and liabilities assumed, based on their estimated fair market values. Fair value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

During 2011, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed associated with the Merger to reflect new information obtained during the measurement period, about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements.

The following table presents the changes in the unaudited consolidated statement of income as a result of the retrospective adjustments driven by refinements in the tax treatment assumptions of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients for the periods below.

(Dollar amounts in thousands)	Three months ended March 31, 2011, as adjusted	Three months ended March 31, 2011, as reported
Loss before income taxes	$(5,275)	$(5,275)
Income tax benefit	(29,146)	(29,046)

Net income	$23,871	$23,771

The Acquisition of an Equity Interest in Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”)

On March 31, 2011, the Company acquired a 19.99% interest in CONTADO from a subsidiary of Popular. Popular paid to the Company $10.8 million, which represented 50% of the after tax proceeds received by Popular from the sale of its remaining 33.98% equity interest in CONTADO that was not transferred to the Company, and the Company paid to Popular the $20.0 million held back at the Merger closing date in connection with the anticipated transfer of equity interest in CONTADO. The Company recorded the 19.99% equity interest in CONTADO at approximately $13.0 million, which was the fair value as of March 31, 2011 and accounted for the investment under the equity method of accounting. The purchase price was allocated to assets and liabilities based on their estimated fair values. Fair value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

The agreement to purchase the equity interest in CONTADO and the Company’s right to dividends declared or paid by CONTADO during the period required pursuant to certain rights of first refusal held by the other shareholders of CONTADO were treated as freestanding derivatives since the Merger closing date. The derivatives were settled on March 31, 2011. For the three months ended March 31, 2011, the resulting loss of $1.2 million from settlement of the derivatives was recorded in the other expenses line item in the unaudited consolidated statements of income and comprehensive income.

Note 3—Business Combination

The Merger

The acquisition of EVERTEC by Holdings was accounted for as a business combination using the purchase method of accounting, whereby the purchase price was allocated to tangible and intangible assets acquired and liabilities assumed, based on their estimated fair market values. Fair-value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

As a result of the Merger consummated on September 30, 2010, goodwill of $372.6 million was recorded on the balance sheet. As of December 31, 2011, goodwill decreased to $371.7 million, mainly due to foreign currency translation adjustments. During the third quarter of 2011, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed associated with the Merger to reflect new information obtained during the measurement period, about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements. The retrospective adjustments were mostly driven by refinements in the tax treatment of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients.

The following table presents the changes in fair value during 2011 of assets acquired and liabilities assumed as of the Merger date:

(Dollar amounts in thousands)	Fair value including retrospective adjustments	Original fair values	Change
Fair value of assets acquired and liabilities assumed:
Account receivable, net	$60,306	$60,656	$350
Deferred tax liability, net	(128,034)	(132,181)	(4,147)

The following table presents the changes in the consolidated statement of income as a result of the retrospective adjustments driven by refinements in the tax treatment assumptions of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients for the period below:

(Dollar amounts in thousands)	Three months ended December 31, 2010, as adjusted	Three months ended December 31, 2010, as reported

Loss before income taxes	$(178)	$(178)
Income tax benefit	(180)	(1,361)

Net income	$2	$1,183

On December 31, 2011, we entered into a settlement agreement (“Settlement Agreement”) with Popular in order to settle any claims among the parties related to the Closing Statement or the Working Capital True-up Amount. In accordance with the Settlement Agreement, we made a payment of $1.7 million to Popular which is included within the other (expenses) income caption in the accompanying consolidated statements of income.

Pro Forma Financial Information (Unaudited)

The following unaudited pro forma results of operations assume that the Merger occurred on January 1, 2009, after giving effect to purchase method of accounting adjustments relating to depreciation and amortization of revalued assets, interest expense associated with the senior credit facilities and the senior notes, and other acquisition-related adjustments in connection with the Merger. These unaudited pro forma results exclude transaction costs incurred in connection with the Merger. This unaudited pro forma information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Merger had actually occurred on that date, nor of the results that may be obtained in the future.

	Year ended December 31,
(Dollar amounts in thousands)	2010	2009

Revenues	$299,374	$279,089
Net (loss) income	$(2,192)	$4,647

The Acquisition of an Equity Interest in Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”)

The Predecessor financial statements reflect 53.97% and 31.11% equity interests in CONTADO and Servicios Financieros, S.A. de C.V. (“Serfinsa”), respectively, through September 30, 2010. Such equity interests were owned by a subsidiary of Popular, but were reflected in the Company’s combined Predecessor financial statements because the financial statements were prepared on a carve-out basis.

The parties to the Merger Agreement agreed that the Company would acquire on the Merger closing date up to 53.97% and 31.11% of the equity interests in CONTADO and Serfinsa for cash in the amount of $37.0 million and $0.4 million, respectively, if certain conditions were met. One of the conditions was that the other shareholders of CONTADO and Serfinsa could exercise their right of first refusal (“ROFR”) to purchase all or part of the 53.97% and 31.11% equity interests. The Company did not acquire any equity interest in CONTADO nor Serfinsa on the Merger closing date because the conditions set forth in the Merger Agreement and related agreements had not been satisfied at such date. The Company made a partial payment in the amount of $17.0 million and held back $20.0 million for CONTADO and made a partial payment in the amount of $0.1 million and held back $0.3 million for Serfinsa at the Merger closing date.

On March 31, 2011, after all the other shareholders of CONTADO exercised their ROFR and all conditions required for the CONTADO acquisition in the Merger Agreement and related agreements were satisfied, the Company was able to acquire a 19.99% interest in CONTADO from a subsidiary of Popular. Popular paid to the Company $10.8 million, which represented 50% of the after tax proceeds received by Popular from the sale of the 33.98% equity interest in CONTADO not transferred to the Company, and the Company paid to Popular the $20.0 million held back at the Merger closing date. The Company recorded the 19.99% equity interest in CONTADO at approximately $13.0 million, which was the fair value as of March 31, 2011 and accounted for the investment under the equity method of accounting. The purchase price was preliminarily allocated to assets and liabilities based on their estimated fair values. This purchase price could change in subsequent periods, up to one year from the acquisition of CONTADO to reflect new information, if any, obtained during the measurement period about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements. Any subsequent changes to the purchase price allocation that result in material changes to the Company’s consolidated financial statements should be adjusted retroactively.

On June 29, 2011, all of the Serfinsa shares were sold to the shareholders of Serfinsa in connection with the ROFR. As a result of this transaction, Popular transferred to EVERTEC $0.2 million and EVERTEC transferred to Popular $0.3 million. For the year ended December 31, 2011, the Company recognized a loss of $0.2 million as a result of this transaction.

Cash	12 Months Ended
Dec. 31, 2011
Cash [Abstract]
Cash

Note 4—Cash

At December 31, 2011 and 2010, the Company’s cash amounted to $53.5 million and $55.2 million, respectively, which is deposited in interest bearing deposit accounts within financial institutions. Cash deposited in an affiliate financial institution amounted to $47.8 million and $46.7 million as of December 31, 2011 and 2010, respectively.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net

Note 5—Accounts Receivable, Net

Accounts receivable, net at December 31, 2011 and 2010 consisted of the following:

	December 31,
(Dollar amounts in thousands)	2011	2010

Trade	$46,671	$42,639
Due from affiliates, net	14,788	20,586
Other	346	3
Less: allowance for doubtful accounts	(875)	(1,000)

	$60,930	$62,228

Prepaid Expenses and Other Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expense and Other Assets [Abstract]
Prepaid Expenses and Other Assets

Note 6—Prepaid Expenses and Other Assets

Prepaid expenses and other assets at December 31, 2011 and 2010 consisted of the following:

	December 31,
(Dollar amounts in thousands)	2011	2010

Taxes other than income	$2,543	$1,930
Software licenses and maintenance contracts	5,967	5,864
Prepaid income taxes	9,732	102
Postage	709	922
Insurance	1,104	1,429
Deferred project costs	647	918
Derivative assets	—	4,960
Other	824	1,404

	$21,526	$17,529

Derivative Asset

The agreement to purchase CONTADO and Serfinsa qualified as a freestanding derivative and, as such, the Company recorded the option at its fair value of $6.7 million as of the Merger date. At December 31, 2010, the fair value of the derivative amounted to $4.0 million. The impact of the change in the fair value of this derivative was included within the other (expenses) income caption in the accompanying consolidated statement of income.

The Merger Agreement required Popular to pay to Holdings an amount equal to the after tax proceeds of any dividends received by Popular or any of its affiliates with respect to any equity interest in CONTADO or Serfinsa during the right of first refusal period (the “Dividend Agreement”). Any payments received by Holdings in conjunction with the Dividend Agreement were required to be contributed by Holdings to EVERTEC. The Dividend Agreement qualified as a freestanding derivative. The derivative’s fair value at the Merger date was zero. During December 2010, the Company received approximately $1.5 million from Popular related to the Dividend Agreement. The amount received was recorded as a reduction to the derivative asset at that time. At December 31, 2010, the fair value of the derivative amounted to $0.9 million, the fair value adjustment to the derivative asset amounted to $2.5 million and was included within the other (expenses) income caption in the accompanying consolidated statement of income.

The derivatives were settled on March 31, 2011. For the year ended December 31, 2011, the resulting loss of $1.2 million from settlement of the derivatives was recorded on the other (expenses) income caption in the accompanying consolidated statement of income.

See Note 3 for additional information regarding CONTADO and Serfinsa.

Investments in Equity Investees	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Investments in Equity Investees [Abstract]
Investments in Equity Investees

Note 3 – Investment in Equity Investees

CONTADO is the largest merchant acquirer and ATM network in the Dominican Republic. The Company used the equity method of accounting to account for its 19.99% equity interest in CONTADO. As a result of the acquisition of the equity interest in CONTADO in 2011, the Company calculated an excess cost of the investment in CONTADO over the amount of underlying equity in net assets of approximately $9.0 million, which was mainly attributed to customer relationships, trademark and goodwill intangibles. The Company’s excess basis allocated to amortizable assets is recognized on a straight-line basis over the lives of the appropriate intangibles. The Company recognized $66,000 as equity in CONTADO’s net income, net of amortization, in the unaudited consolidated statements of income and comprehensive income for the three months ended March 31, 2012.

Note 7—Investments in Equity Investees

The Predecessor financial statements include an equity ownership in CONTADO and in Serfinsa. However, the Company did not acquire these interests at closing of the Merger, which were retained by a subsidiary of Popular and therefore not reflected in the balance sheet as of December 31, 2010.

CONTADO is the largest merchant acquirer and ATM network in the Dominican Republic. In the predecessor period, the investment in CONTADO was carried under the equity method of accounting. The equity in CONTADO’s net income recognized in the combined statements of income for the nine months ended September 30, 2010 and the year ended December 31, 2009 was approximately $1.9 million and $3.5 million, respectively. Dividends received, net of tax, were approximately $1.9 million for the year ended December 31, 2009. No dividends were received from CONTADO during the nine months ended September 30, 2010.

On March 31, 2011, the Company acquired 19.99% equity interest in CONTADO and used the equity method of accounting to account for its investment. As a result of 2011 CONTADO’s acquisition, the Company preliminarily calculated an excess cost of the investment in CONTADO over the amount of underlying equity in net assets of approximately $9.0 million, which was mainly attributed to customer relationships, trademark and goodwill intangibles. The Company’s excess basis allocated to amortizable assets is recognized on a straight-line basis over the lives of the appropriate intangibles. Amortization expense for the year ended December 31, 2011 amounted to approximately $0.3 million was recorded as earnings of equity method investments in the consolidated statement of income. The Company recognized $0.8 million as equity in CONTADO’s net income, net of amortization, in the consolidated statement of income for the year ended December 31, 2011.

CONTADO fiscal year ends December 31 and is reported in the consolidated statement of income for the period subsequent to the acquisition date on a one month lag. No significant event occurred in these operations subsequent to November 30, 2011 that would have materially affected our reported results. As of December 31, 2011, CONTADO’s current assets, noncurrent assets, current liabilities and noncurrent liabilities amounted approximately to $33.2 million, $26.9 million, $41.5 million and $20,000, respectively. For the year ended December 31, 2011, CONTADO’s total revenues, income from operations and net income amounted to approximately $36.6 million, $7.2 million and $8.3 million, respectively.

In the predecessor period, the investment in the equity interest of Serfinsa was carried under the equity method of accounting. On June 29, 2011, all of the Serfinsa shares were sold to the shareholders of Serfinsa. See Note 3 for additional information regarding CONTADO and Serfinsa.

EVERTEC held an equity participation of 19.99% in Inmediata Health Group, Corp. (“IHGC”) after selling certain assets and liabilities of its health division on April 1, 2008 to this entity in exchange for the 19.99% ownership. In April 2010, the 19.99% ownership in IHGC was sold resulting in a pre-tax gain of approximately $2.3 million.

Property and Equipment, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Property and Equipment, Net [Abstract]
Property and Equipment, Net

Note 4 – Property and Equipment, net

Property and equipment, net consists of the following:

(Dollar amounts in thousands)	Useful life in years	March 31, 2012	December 31, 2011
Buildings	30	$2,099	$2,091
Data processing equipment	3 -5	48,275	45,883
Furniture and equipment	3 -10	5,974	5,912
Leasehold improvements	5 -10	634	610

		56,982	54,496
Less - accumulated depreciation and amortization		(23,329)	(19,316)

Depreciable assets, net		33,653	35,180
Land		1,510	1,505

		$35,163	$36,685

Depreciation and amortization expense related to property and equipment was $4.0 million and $3.8 million for the three months ended March 31, 2012 and 2011, respectively.

Note 8—Property and Equipment, Net

Property and equipment, net at December 31, 2011 and 2010 consisted of the following:

		December 31,
(Dollar amounts in thousands)	Useful life in years	2011	2010

Buildings	30	$2,091	$2,093
Data processing equipment	3 - 5	45,883	37,942
Furniture and equipment	3 - 10	5,912	5,759
Leasehold improvements	5 - 10	610	531

		54,496	46,325
Less - accumulated depreciation and amortization		(19,316)	(4,139)

Depreciable assets, net		35,180	42,186
Land		1,505	1,503

		$36,685	$43,689

Depreciation and amortization expense related to property and equipment was $15.3 million for the year ended December 31, 2011, $4.1 million for the three months ended December 31, 2010, $10.3 million for the nine months ended September 30, 2010, and $13.6 million for the year ended December 31, 2009.

Goodwill and Other Intangible Assets	3 Months Ended
Mar. 31, 2012
Goodwill and Other Intangible Assets/Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 5 – Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill, allocated by reportable segments, were as follows (See Note 13):

(Dollar amounts in thousands)	Transaction processing	Merchant acquiring, net	Business solutions	Total
Balance at December 31, 2011	$199,745	$166,959	$5,008	$371,712
Foreign currency translation adjustments	718	—	76	794

Balance at March 31, 2012	$200,463	$166,959	$5,084	$372,506

Goodwill is tested for impairment at least annually using a two-step process at each reporting unit level. The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired and the second step of the impairment test is unnecessary.

During 2011, the Company completed the impairment evaluation, as described above, and determined that there are no impairment losses to be recognized during the period. The present value of future cash flows was used to determine the fair value of each reporting unit. There were no triggering events or changes in circumstances that subsequent to the impairment test would have required an additional impairment evaluation.

The carrying amount of other intangible assets for the three months ended March 31, 2012 and the year ended December 31, 2011 consisted of the following:

(Dollar amounts in thousands)		March 31, 2012
	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer relationships	14	$313,786	$(33,966)	$279,820
Trademark	10-14	39,950	(5,196)	34,754
Software packages	3-5	108,003	(37,046)	70,957
Non-compete agreement	15	56,539	(5,654)	50,885

		$518,278	$(81,862)	$436,416

(Dollar amounts in thousands)		December 31, 2011
	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer relationships	14	$313,543	$(28,372)	$285,171
Trademark	10-14	39,950	(4,330)	35,620
Software packages	3-5	106,865	(30,569)	76,296
Non-compete agreement	15	56,539	(4,712)	51,827

		$516,897	$(67,983)	$448,914

For the three months ended March 31, 2012 and 2011, the Company recorded amortization expense related to other intangibles of $13.9 million and $13.6 million, respectively.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

Note 9—Goodwill

The changes in the carrying amount of goodwill, allocated by reportable segments, were as follows (See Note 23):

(Dollar amounts in thousands)	Transaction processing	Merchant acquiring, net	Business solutions	Total

Balance at December 31, 2010	$200,569	$166,959	$5,056	$372,584
Currency translation adjustments	(824)	—	(48)	(872)

Balance at December 31, 2011	$199,745	$166,959	$5,008	$371,712

During the third quarter of 2011, the Company completed the impairment evaluation, as described in Note 1, and determined that there were no impairment losses to be recognized during the period. The present value of future cash flows was used to determine the fair value of each reporting unit. There were no triggering events or changes in circumstances that subsequent to the impairment test would have required an additional impairment evaluation.

Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Other Intangible Assets [Abstract]
Other Intangible Assets

Note 10—Other Intangible Assets

The changes in the carrying amount of other intangibles for the years ended December 31, 2011 and 2010 consisted of the following:

(Dollar amounts in thousands)		December 31, 2011
	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer Relationships	14	$313,543	$(28,372)	$285,171
Trademark	10-14	39,950	(4,330)	35,620
Software packages	3-5	106,865	(30,569)	76,296
Non-Compete Agreement	15	56,539	(4,712)	51,827

		$516,897	$(67,983)	$448,914

(Dollar amounts in thousands)		December 31, 2010
	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer Relationships	14	$313,768	$(5,740)	$308,028
Trademark	10-14	39,950	(866)	39,084
Software packages	3-5	93,905	(5,998)	87,907
Non-Compete Agreement	15	56,539	(942)	55,597

		$504,162	$(13,546)	$490,616

The estimated amortization expenses of balances outstanding at December 31, 2011 for the next five years are as follows:

(Dollar amounts in thousands)
Year end December 31,
2012	$54,153
2013	48,624
2014	43,336
2015	39,512
2016	32,198

Amortization expense related to intangibles was $54.6 million for the year ended December 31, 2011, $13.6 million for the three months ended December 31, 2010, $9.1 million for the nine months ended September 30, 2010 and $10.9 million for the year ended December 31, 2009. Amortization expense related to software costs was $24.7 million for the year ended December 31, 2011, $6.0 million for the three months ended December 31, 2010, $8.5 million for the nine months ended September 30, 2010 and $10.1 million for the year ended December 31, 2009.

See Note 3 for additional information related to intangible assets recorded in connection with the Merger.

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

Note 6 – Debt

Net debt as of March 31, 2012 and December 31, 2011 was as follows:

(Dollar amounts in thousands)	March 31, 2012	December 31, 2011
Senior Secured Credit Facility due in September 2016 paying interest at a variable interest rate (London InterBank Offered Rate (“LIBOR”) plus margin(1) )	$313,867	$313,333
Senior Notes due on October 1, 2018, paying interest semi-annually at a rate of 11% per annum	210,500	210,500

(1)	Subject to a minimum rate (“LIBOR floor”) of 1.50% at March 31, 2012 and December 31, 2011, respectively.

See Note 15 for changes to our long-term debt that occurred after March 31, 2012.

Note 11—Debt

At December 31, 2011 and December 31, 2010, debt consists of the following:

	December 31,
(Dollar amounts in thousands)	2011	2010

Senior Secured Credit Facility due in September 2016 paying interest at a variable interest rate (London InterBank Offered Rate (“LIBOR”) plus margin(1))	$313,333	$342,173
Senior Notes due on October 1, 2018, paying interest semi-annually at a rate of 11% per annum	210,500	220,000

(1)	Subject to a minimum rate (“LIBOR floor”) of 1.50% at December 31, 2011 and 1.75% at December 31, 2010.

Senior Secured Credit Facilities:

In connection with the Merger, on September 30, 2010, the Company entered into senior secured credit facilities consisting of a $355.0 million six-year term loan facility and a $50.0 million five-year revolving credit facility (“Credit Agreement”). As of December 31, 2011, the revolving facility was undrawn.

The Company’s term loan facility provides for quarterly amortization payments totaling 1% per annum of the original principal amount of the term loan facility, with the balance payable on the final maturity date. Mandatory prepayment obligations also include, subject to expectations:

•	100% of the net cash proceeds of asset sales, dispositions and casualty or insurance proceeds, subject to certain exceptions and customary reinvestment provisions;

•

50% of the Company’s excess cash flows, which is defined in the Credit Agreement, with such percentage subject to reduction to 25% or 0% based on achievement of specified first lien secured leverage ratios; and

•	100% of the net cash proceeds received from issuances of certain debt incurred after the closing of the Merger.

The terms of the Company’s senior secured credit facilities allow the Company to prepay loans and permanently reduce the loan commitments under the senior secured credit facilities at any time, subject to the payment of customary LIBOR breakage costs, if any, provided that, in connection with certain refinancing on or prior to the first anniversary of the closing date of the senior secured credit facilities, certain premium is paid.

On March 3, 2011, EVERTEC entered into a credit agreement amendment concerning its existing senior secured credit facility. The amendment did not modify the term or the size of the facility. Under the amended senior secured credit facility:

(i)	The interest rate margins have been reduced from 5.25% to 4.00% per annum on term loans bearing interest at LIBOR, from 4.25% to 3.00% per annum on term loans bearing interest at an alternate base rate (“ABR”), from 5.25% to 3.75% per annum on revolving loans bearing interest at LIBOR, and from 4.25% to 2.75% per annum on revolving loans bearing interest at an ABR;

(ii)	The LIBOR floor has been decreased from 1.75% to 1.50% per annum and the ABR floor has been reduced from 2.75% to 2.50% per annum; and

(iii)	The incremental facility under the existing credit agreement has been increased from $115.0 million to the greater of $125.0 million and the maximum principal amount of debt that would not cause EVERTEC’s senior secured leverage ratio to exceed 3.25 to 1.00.

The amendment also modified certain restrictive covenants in the existing senior credit agreement to provide the Company generally with additional flexibility. Among other things, the amendment modified certain financial performance covenants. In connection with the amendment, the Company was required to pay a call premium of $3.5 million.

The Company evaluated this amendment of the senior credit facility under ASC 470-50, Debtor’s Accounting for a Modification or Exchange of Debt Instruments, and determined that most of these syndicated borrowings were modified. Accordingly, $3.4 million of prepayment penalties for the modified debts was capitalized and accounted for as an adjustment to interest expense over the remaining term of the debt using the interest method, and $0.2 million of prepayment penalties for the extinguished debts that was recorded in the other (expenses) income caption in the consolidated statement of income. In addition, the Company wrote off $0.6 million of debt issuance costs and $0.5 million of a debt discount for the extinguished debts. The Company also expensed $2.1 million of third party fees incurred in connection with the amendment, which was recorded in the other (expenses) income caption in the consolidated statement of income.

On April 7, 2011, the Company repaid $1.7 million of its senior secured term loan using the cash received from Popular in connection with the acquisition of CONTADO (see Note 3) as required under the terms of its senior secured credit facility. In addition, on May 4, 2011, the Company made a voluntary prepayment of $24.7 million on its senior secured term loan, with no prepayment penalty. As a result of this voluntary prepayment, the Company has no scheduled quarterly amortization payment obligation until the final lump-sum payment at the maturity date. However, from time to time the Company may make voluntary payments at its discretion.

On August 27, 2011, the Company achieved a Senior Secured Leverage Ratio below 2.25 to 1.00 and as a result the applicable margins on the senior secured credit facility debt were reduced from 4.00% to 3.75% under the LIBOR option and from 3.00% to 2.75% under the ABR option.

On November 14, 2011, the Company achieved a Senior Secured Leverage Ratio below 2.00 to 1.00 and as a result the applicable commitment fee for the revolving facility was reduced from 0.50% to 0.37% as well as the applicable margins from 3.25% to 3.00% under the LIBOR option and from 2.25% to 2.00% under the ABR option.

As of December 31, 2011, the applicable interest rate for the senior secured term loan under the LIBOR option is 5.25%. This is composed of the applicable LIBOR margin of 3.75% plus the LIBOR floor of 1.50%.

At December 31, 2011, the aggregate principal amount of the senior secured facility amounted to $325.0 million.

Senior Notes:

In connection with the Merger, on September 30, 2010, the Company issued $220.0 million in principal amount of the senior notes in a private placement, which are unsecured. Debt issuance costs to the senior notes are amortized to interest expense over the term of the notes using the interest method.

In connection with the initial issuance of senior notes (the “old notes”), the Company entered into a registration rights agreement with the initial purchasers which provided that an exchange offer of the old notes for new registered notes be consummated no later than 366 calendar days after the original issue date of the old notes. The exchange offer registration statement was declared effective on August 2, 2011 and the exchange offer was consummated on September 14, 2011. The terms of the new registered notes (the “Notes”) are identical in all material respects to the terms of the old notes, except for the elimination of the transfer restrictions and related rights. All outstanding original senior notes were validly tendered and exchanged for substantially similar notes which have been registered under the Securities Act of 1933.

As part of the Company liquidity management plan, on November 18, 2011 the Company purchased in the open market $9.5 million aggregate principal amount of its Notes. The premium paid of $0.2 million and the deferred financing costs of $0.3 million were accounted as interest expense. On the settlement date, the Notes were cancelled. As a result of this purchase, the Notes outstanding balance as of December 31, 2011 amounted to $210.5 million. For information regarding the carrying value and the fair value of the senior secured term loan and senior notes as of December 31, 2011 and 2010, refer to Note 12.

The Company may redeem some or all of the exchanged notes, in whole or in part, at any time on or after October 1, 2014 on the following redemption dates and at the following redemption prices: 2014 at 105.50%; 2015 at 102.75%; 2016 and thereafter at 100.00%. Also, we may redeem some or all of the notes prior to October 1, 2014 at 100% of their principal amount, together with any accrued and unpaid interest, if any, to the redemption date, plus a “make whole” premium. We may redeem up to 35% of the notes before October 1, 2013 with the net cash proceeds from certain equity offerings. In addition, we may require to make an offer to purchase the exchanged notes upon the sale of certain assets and upon a change of control.

The senior secured credit facilities and the senior notes contain various restrictive covenants. The secured credit facilities require us to maintain on a quarterly basis a specified maximum senior secured leverage ratio. The senior secured leverage ratio as defined in our credit facility (total first lien senior secured debt minus available cash, up to a maximum of $50.0 million, as defined, to adjusted EBITDA) must be less than 3.60 to 1.0 at December 31, 2011. The applicable ratio will be adjusted as required by the credit agreement in subsequent periods. In addition, our senior secured credit facility, among other things, restrict our ability to incur indebtedness or liens, make investments, declare or pay any dividends to our parent and from prepaying indebtedness that is junior to such debt. The indenture governing the notes, among other things: (a) limit our ability and the ability of our subsidiaries to incur additional indebtedness, issue certain preferred shares, incur liens, pay dividends or make certain other restricted payments and enter into certain transactions with affiliates; (b) limits our ability to enter into agreements that would restrict the ability of our subsidiaries to pay dividends or make certain payments to us; and (c) places restrictions on our ability and the ability of our subsidiaries to merge or consolidate with any other person or sell, assign, transfer, convey or otherwise dispose of all or substantially all of our assets. As of December 31, 2011, the Company was in compliance with the applicable restrictive covenants under its debt agreements.

Financial Instruments and Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments and Fair Value Measurements

Note 7 – Financial Instruments and Fair Value Measurements

Recurring Fair Value Measurements

Fair value measurement provisions establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This guidance describes three levels of input that may be used to measure fair value:

Level 1: Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.

Level 2: Inputs, other than quoted prices included in Level 1, which are observable for the asset or liability through corroboration with market data at the measurement date.

Level 3: Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The Company uses observable inputs when available. Fair value is based upon quoted market prices when available. If market prices are not available, the Company may employ internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. The Company limits valuation adjustments to those deemed necessary to ensure that the financial instrument’s fair value adequately represents the price that would be received or paid in the marketplace. Valuation adjustments may include consideration of counterparty credit quality and liquidity as well as other criteria. The estimated fair value amounts are subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in estimating fair value could affect the results. The fair value measurement levels are not indicative of risk of investment.

The following table summarizes fair value measurements by level at March 31, 2012 and December 31, 2011 for assets measured at fair value on a recurring basis:

(Dollar amounts in thousands)	Level 1	Level 2	Level 3	Total
March 31, 2012
Financial assets:
Indemnification assets:
Software cost reimbursement	$—	$—	$6,580	$6,580

December 31, 2011
Financial assets:
Indemnification assets:
Software cost reimbursement	$—	$—	$7,113	$7,113
Expected reimbursement	—	—	351	351

The fair value of financial instruments is the amount at which an asset or obligation could be exchanged in a current transaction between willing parties, other than in a forced liquidation sale. Fair value estimates are made at a specific point in time based on the type of financial instrument and relevant market information. Many of these estimates involve various assumptions and may vary significantly from amounts that could be realized in actual transactions.

For those financial instruments with no quoted market prices available, fair values have been estimated using present value calculations or other valuation techniques, as well as management’s best judgment with respect to current economic conditions, including discount rates and estimates of future cash flows.

Indemnification assets include the present value of the expected future cash flows of certain expense reimbursement agreements with Popular. These contracts are a result of the purchase accounting related to the Merger dated September 30, 2010, and have termination dates ranging from February 2012 until September 2015. Management prepared estimates of the expected reimbursements to be received from Popular until the termination of the contracts, discounted the estimated future cash flows and recorded the indemnification assets as of the Merger closing date. Payments received during the quarters reduced the indemnification asset balance. The remaining balance was adjusted to reflect its fair value as of March 31, 2012, therefore resulting in a net unrealized loss of approximately $0.2 million, which is reflected within the other expense caption in the unaudited consolidated statements of income and comprehensive income. The current portion of the indemnification assets is included within accounts receivable, net, and the other long-term portion is included within other long-term assets in the accompanying unaudited consolidated balance sheet.

The unobservable inputs related to the Company’s indemnification assets as of March 31, 2012 using the discounted cash flow model include the discounted rate of 7.88% and the present value of the cash flows amounting to $6.7 million.

For indemnification assets a significant increase or decrease in market rates and cash flows could result in a significant impact to the fair value. Also, the credit rating and/or the non-performance credit risk of Popular, which is subjective in nature, also could increase or decrease the sensitivity of the fair value of these assets.

The following table presents the carrying value, as applicable, and estimated fair values for financial instruments at March 31, 2012 and December 31, 2011:

	March 31, 2012		December 31, 2011
(Dollar amounts in thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Indemnification assets
Software cost reimbursement	$6,580	$6,580	$7,113	$7,113
Expected reimbursements	—	—	351	351

Financial liabilities:
Senior secured term loan	$313,867	$325,429	$313,333	$317,979
Senior notes	210,500	228,129	210,500	213,921

The senior secured term loan and the senior notes prices at March 31, 2012 and December 31, 2011 were obtained using third party service providers. Their pricing is based on various inputs such as: market quotes, recent trading activity in a non-active market or imputed prices.

The senior secured term loan and senior notes, which are not measured at fair value in the balance sheet, could be categorized as level 3 in the fair value hierarchy.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Indemnification assets:
Beginning balance	$7,464	$14,836
Payments received	(709)	(1,823)
Unrealized loss recognized in other expenses	(175)	(476)

Ending balance	$6,580	$12,537

Derivatives assets:
Beginning balance	$—	$4,960
Net settlement of derivative	—	(3,746)
Realized loss on derivative recognized in other expenses	—	(1,214)

Ending balance	$—	$—

Note 12—Financial Instruments and Fair Value Measurements

Recurring Fair Value Measurements

Fair value measurement provisions establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This guidance describes three levels of input that may be used to measure fair value:

Level 1: Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.

Level 2: Inputs, other than quoted prices included in Level 1, which are observable for the asset or liability through corroboration with market data at the measurement date.

Level 3: Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The Company uses observable inputs when available. Fair value is based upon quoted market prices when available. If market prices are not available, the Company may employ internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. The Company limits valuation adjustments to those deemed necessary to ensure that the financial instrument’s fair value adequately represents the price that would be received or paid in the marketplace. Valuation adjustments may include consideration of counterparty credit quality and liquidity as well as other criteria. The estimated fair value amounts are subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in estimating fair value could affect the results. The fair value measurement levels are not indicative of risk of investment.

The following table summarizes fair value measurements by level at December 31, 2011 and 2010, for assets measured at fair value on a recurring basis:

	December 31, 2011				December 31, 2010
(Dollar amounts in thousands)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Financial assets:
Indemnification assets:
Software cost reimbursement	$—	$—	$7,113	$7,113	$—	$—	$10,069	$10,069
Expected reimbursement	—	—	351	351	—	—	4,767	4,767

Derivative instruments:
Forward purchase agreement	$—	$—	$—	$—	$—	$—	$3,970	$3,970
Dividend agreement	—	—	—	—	—	—	990	990

The fair value of financial instruments is the amount at which an asset or obligation could be exchanged in a current transaction between willing parties, other than in a forced liquidation sale. Fair value estimates are made at a specific point in time based on the type of financial instrument and relevant market information. Many of these estimates involve various assumptions and may vary significantly from amounts that could be realized in actual transactions.

For those financial instruments with no quoted market prices available, fair values have been estimated using present value calculations or other valuation techniques, as well as management’s best judgment with respect to current economic conditions, including discount rates and estimates of future cash flows.

Indemnification assets include the present value of the expected future cash flows of certain expense reimbursement agreements with Popular. These contracts are a result of the purchase accounting related to the Merger dated September 30, 2010, and have termination dates ranging from February 2012 until September 2015. Management prepared estimates of the expected reimbursements to be received from Popular until the termination of the contracts, discounted the estimated future cash flows and recorded the indemnification assets as of the Merger closing date. Payments received during the periods reduced the indemnification asset balance. The remaining balance was adjusted to reflect its fair value as of December 31, 2011 and 2010, therefore resulting in a net unrealized gain of approximately $0.3 million and a net unrealized loss of $0.2 million, respectively, which is reflected within the other (expenses) income caption in the consolidated statement of income. The current portion of the indemnification assets is included within accounts receivable, net and the other long-term portion is included within other long-term assets in the accompanying consolidated balance sheet. See Note 21 for additional information regarding the expense reimbursement agreements.

Derivative instruments include a forward purchase agreement related to the acquisition of CONTADO and Serfinsa and certain dividend agreement related to the CONTADO and Serfinsa acquisition (see Note 6) entered into with Popular as a result of the Merger. The fair value of the forward purchase agreement and the dividend agreement is included within the prepaid and other assets caption in the December 31, 2010 consolidated balance sheet. As of December 31, 2010, a loss of $3.7 million and a gain of $2.5 million arising from change in the fair value of the forward purchase agreement and the dividend agreement, respectively, is included within the other (expenses) income caption of the consolidated statement of income.

The following table presents the carrying value, as applicable, and estimated fair values for financial instruments at December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
(Dollar amounts in thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Financial assets:
Indemnification assets
Software cost reimbursement	$7,113	$7,113	$10,069	$10,069
Expected reimbursements	351	351	4,767	4,767

Financial liabilities:
Senior secured term loan	$313,333	$317,979	$342,173	$355,292
Senior notes	210,500	213,921	220,000	221,100

Derivative instruments:
Forward purchase agreement	$—	$—	$3,970	$3,970
Dividend agreement	—	—	990	990

The fair value of derivatives was estimated utilizing a Monte Carlo Simulation Analysis using relevant benchmark inputs. The senior secured term loan and the senior notes prices were obtained using third parties service providers as of December 31, 2011 and 2010. Their pricing is based on various inputs such as: market quotes, recent trading activity in a non-active market or imputed prices.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets:

(Dollar amounts in thousands)	Indemnification Assets	Derivative Assets

Predecessor
Balance - January 1, 2010	$—	$—

Successor
Initial recognition	16,790	7,690
Payments received	(1,801)	(1,514)
Unrealized loss recognized in other (expenses) income	(153)	(1,216)

Balance - December 31, 2010	$14,836	$4,960

Payments received	(7,080)	—
Unrealized loss recognized in other (expenses) income	(292)	—
Net settlement of derivative	—	(3,561)
Realized loss on derivative	—	(1,399)

Balance - December 31, 2011	$7,464	$—

There were no transfers in or out of Level 3 during the year ended December 31, 2011 and 2010.

Other Long-Term Liability	12 Months Ended
Dec. 31, 2011
Other Long-Term Liability [Abstract]
Other Long-Term Liability

Note 13—Other Long-Term Liability

As part of the terms and conditions of an existing agreement for software licenses acquired, EVERTEC entered into a commitment with a third party to pay license and professional service fees beginning on December 31, 2009 and ending on July 30, 2015. The outstanding balance for this liability as of December 31, 2011 and 2010 was $0.4 million and $1.1 million, respectively. The agreement also includes a contingent fee up to $1.0 million based on certain acceptance conditions.

At December 31, 2010, other long-term liability includes $1.1 million of a liability recorded by the Company related to the fair value of a contract to provide services to a Popular customer. The liability is being amortized to revenues until the termination of the contract. See Note 21.

Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity

Note 14—Equity

The Company is authorized to issue up to 2,500,000 shares of $1.00 par value common stock Class A and had 100 shares outstanding at December 31, 2011 and 2010, respectively. The Company is also authorized to issue 500,000 shares of $1.00 par value preferred stock. As of December 31, 2011, no shares of preferred stock have been issued.

As previously discussed in Note 1, the Company received net assets of the merchant acquiring business and TicketPop business from Banco Popular on June 30, 2010. Expenses allocated to the merchant acquiring business and TicketPop business in EVERTEC were recorded as capital contributions from an affiliate, since there were no stated repayments scheduled for such expenses. Cash from operating activities of these businesses for the year ended December 31, 2009 was presented as distributions to an affiliate in the combined statements of cash flows and the combined statements of stockholder’s (or owner’s) equity since the affiliate retained the cash generated from the operations of these businesses. Since June 30, 2010, cash from operating activities related to these businesses is included in the net cash provided by operating activities from continuing operations in the accompanying consolidated and combined statements of cash flows.

The senior secured credit facilities and the senior notes contain various covenants that limit the Company’s ability to pay dividends or make distributions. See Note 11.

Merchant Acquiring Revenues	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Merchant Acquiring Revenues [Abstract]
Merchant Acquiring Revenues

Note 8 – Merchant Acquiring Revenues

Merchant acquiring revenues are presented net of interchange fees and assessments charged by credit and debit card associations. Said interchange fees and assessments charged by credit and debit card associations to the Company amounted to $21.1 million and $23.9 million for the three months ended March 31, 2012 and 2011, respectively.

Note 15—Merchant Acquiring Revenues

Merchant acquiring revenues are presented net of interchange fees and assessments charged by credit and debit card associations. Said interchange fees and assessments charged by credit and debit card associations to the Company amounted to $95.5 million for the year ended December 31, 2011, $25.4 million for the three months ended December 31, 2010, $60.9 million for the nine months ended September 30, 2010 and $76.7 million for the year ended December 31, 2009.

Share-based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Share-based Compensation [Abstract]
Share-based Compensation

Note 9 – Share-based Compensation

The following table summarizes the nonvested stock options activity for the three months ended March 31, 2012:

Nonvested stock options	Shares	Weighted-average exercise prices
Nonvested at December 31, 2011	2,530,987	$10.00
Granted (1)	398,955	16.38
Forfeitures	(545,365)	10.00

Nonvested at March 31, 2012	2,384,577	$11.07

(1)	Relates to new options granted in February 2012.

Management uses the fair value method of recording stock-based compensation as described in the guidance for stock compensation in ASC topic 718. The fair value of the stock options granted during 2012 was estimated using the Black-Scholes-Merton (“BSM”) option pricing model for “Tranche A” options granted under the Stock Incentive Plan and the Monte Carlo simulation analysis for “Tranche B” and “Tranche C” options granted under the Stock Incentive Plan.

The following table summarizes the nonvested restricted shares activity for the three months ended March 31, 2012:

Nonvested restricted shares	Shares	Weighted-average grant date fair value
Nonvested at December 31, 2011	63,058	$10.00
Granted	14,646	17.07
Vested	(5,383)	10.00

Nonvested at March 31, 2012	72,321	$11.43

Share-based compensation recognized was as follows:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Share-based compensation recognized, net
Stock options, tax benefit of $47 and $29	$157	$96
Restricted shares, tax benefit of $31 and $5	103	16

The maximum unrecognized cost for stock options was $7.2 million as of March 31, 2012, which includes $2.3 million, $2.5 million and $2.4 million related to Tranche A, Tranche B and Tranche C options, respectively.

The maximum unrecognized compensation cost for restricted stock was $0.8 million as of March 31, 2012.

See Note 15 for information regarding the payment of a dividend during the second quarter of 2012, which also resulted in a change to the exercise price of the stock options.

Note 16—Share-based Compensation

Stock Incentive Plan

After the Merger, the Stock Incentive Plan was established to grant stock options, rights to purchase shares, restricted stock, restricted stock units and other stock-based rights to employees, directors, consultants and advisors of the Company. Holdings reserved 2,921,604 shares of its Class B non-voting common stock for issuance upon exercise and grants of stock options, restricted stock and other equity awards under the Stock Incentive Plan. The maximum option term is ten years from the date of grant. The initial grant of 2,624,570 options was made on February 11, 2011 to certain employees of the Company. Plan participants have the right to purchase shares of Holdings Class B non-voting common stock in three tranches: Tranche A options vest in 5 equal installments beginning on September 30, 2011, Tranche B options vest at such time as the Investor Internal Rate of Return (“Investor IRR”) equals or exceeds 25% based on cash proceeds received by the Investor, and Tranche C options vest at such time as the investor rate of return equals or exceeds 30%. For purposes of these vesting provisions, the Investor’s IRR is the rate of return measured in cash and any securities received by the Investor as a return on its investment in the common stock of Holdings.

The following table summarizes the nonvested stock options activity for the year ended December 31, 2011:

Nonvested stock options	Shares	Weighted-average exercise prices

Nonvested at December 31, 2010	—	$—
Granted (1)	2,869,570	10.00
Vested (2) (3)	(163,287)	10.00
Forfeitures	(175,296)	10.00

Nonvested at December 31, 2011	2,530,987	$10.00

(1)	Includes 50,000 of stock options that were not granted under the Stock Incentive Plan, but are subject to certain terms of the Stock Incentive Plan.
(2)	Amount of options exercisable as of December 31, 2011. The weighted average remaining contractual term of these options is 8.75 years.
(3)	At December 31, 2011, the aggregate intrinsic value amounted to $1.2 million.

Management uses the fair value method of recording stock-based compensation as described in the guidance for stock compensation in ASC topic 718. The fair value of the stock options granted during 2011 was estimated using the Black-Scholes-Merton (“BSM”) option pricing model for Tranche A options granted under the Stock Incentive Plan and the Monte Carlo simulation analysis for Tranche B and Tranche C options, with the following assumptions:

	Stock options granted under the Stock Incentive Plan	Stock options not granted under the Stock Incentive Plan

Stock Price	$10 per share	$10 per share
Risk-free rate	2.14%	2.06%
Expected volatility	35.00%	35.00%
Expected annual dividend yield	0.00%	0.00%
Expected term	4.60 years	4.49 years

The risk-free rate is based on the U.S. Constant Maturities Treasury Interest Rate as of the grant date. The expected volatility is based on a combination of historical volatility and implied volatility from public trade companies in our industry. The expected annual dividend yield is based on management’s expectations of future dividends as of the grant date. The expected term is based on the vesting time of the options.

The following table summarizes the nonvested restricted shares activity for the year ended December 31, 2011:

Nonvested restricted shares	Shares	Weighted-average grant date fair value

Nonvested at December 31, 2010	—	$—
Granted	80,000	10.00
Vested (1)	(16,942)	10.00

Nonvested at December 31, 2011	63,058	$10.00

(1)	At December 31, 2011, the aggregate intrinsic value amounted to $0.1 million.

Share-based compensation recognized was as follows:

(Dollar amounts in thousands)	Year ended December 31, 2011
Share-based compensation recognized, net
Stock options, tax benefit of $214	$714
Restricted shares, tax benefit of $51	170

The maximum unrecognized cost for stock options was $7.5 million as of December 31, 2011, which includes $2.3 million, $2.7 million and $2.5 million related to Tranche A, Tranche B and C options, respectively. The Company did not recognize share-based compensation expense related to Tranche B and C options as vesting was not considered probable. The cost is expected to be recognized over a weighted average period of 3.80 years.

The maximum unrecognized compensation cost for restricted stock was $0.6 million as of December 31, 2011. The cost is expected to be recognized over a weighted average period of 3.15 years.

Prior to the Merger, certain employees of EVERTEC participated in the Popular, Inc. 2004 Omnibus Incentive Plan (the “Incentive Plan”) adopted by the shareholders of Popular in April 2004. This plan replaced and superseded the 2001 Stock Option Plan (the “Stock Option Plan”) maintained by Popular.

Stock Option Plan

This plan provided for the issuance of Popular, Inc.’s common stock at a price equal to its fair market value at the grant date, subject to certain plan provisions.

As of September 30, 2010, total outstanding stock options of 199,940 were fully vested. Prior to the Merger date, the exercise period of all options was reduced to 6 months or 90 days from the date of modification. Such modification had no impact on the financial statements.

For the year ended December 31, 2011, the three months ended December 31, 2010 and the nine months ended September 30, 2010, EVERTEC did not recognize any stock options expense. For the year ended December 31, 2009, the Company recognized stock options expense of approximately $40,000, with a tax benefit of approximately $16,000.

Incentive Plan

The Incentive Plan permitted the granting of incentive awards in the form of annual incentive awards, long-term performance unit awards, stock options, stock appreciation rights, restricted stock, restricted units or performance shares.

For the year ended December 31, 2011 and the three months ended December 31, 2010, EVERTEC did not recognize any compensation expense related to the restricted stock. For the nine months ended September 30, 2010, EVERTEC recognized $0.2 million of compensation expense related to the accelerated vesting of restricted stock, with a tax benefit of approximately $69,000. For the year ended December 31, 2009, EVERTEC recognized approximately $68,000 of compensation expense, with a tax benefit of approximately $28,000. The fair value of the restricted stock vested as of September 30, 2010 was $0.3 million at grant date and $0.1 million at vesting date. The fair value difference between the grant date and vesting date triggered a shortfall of $0.2 million in 2010 and approximately $53,000 in 2009 that was recorded as an additional income tax expense since EVERTEC did not have any surplus due to windfalls.

Beginning in 2007, Popular authorized the issuance of performance shares, in addition to restricted shares, under the Incentive Plan. The performance shares award consisted of the opportunity to receive shares of Popular Inc.’s common stock provided Popular achieved certain performance goals during a three-year performance cycle. The compensation cost associated with the performance shares was recorded ratably over a three-year performance period. As of September 30, 2010, 16,165 performance shares were granted. During the quarter ended September 30, 2010, vesting periods of all outstanding performance shares was accelerated and all outstanding performance shares became fully vested.

For the nine months ended September 30, 2010, EVERTEC recognized $0.2 million of compensation expense related to the accelerated vesting of performance shares with a tax benefit of approximately $79,000; and for the year ended December 31, 2009, EVERTEC recognized approximately $2,000 of compensation expense, with a tax benefit of approximately $1,000. The fair value of the performance shares vested as of September 30, 2010 was $0.2 million and $52,000 at grant date and at vesting date, respectively. The fair value difference between the grant date and vesting date triggered a shortfall of $0.1 million in 2010 that was recorded as an additional income tax expense since EVERTEC did not have any surplus due to windfalls.

Employee Benefit Plan	12 Months Ended
Dec. 31, 2011
Employee Benefit Plan [Abstract]
Employee Benefit Plan

Note 17—Employee Benefit Plan

Employee savings and investment plan

After the completion of the Merger the EVERTEC, Inc. Puerto Rico Savings and Investment plan was established (“the EVERTEC Savings Plan”), a defined contribution savings plan qualified under section 1165(e) of the Puerto Rico Internal Revenue Code. Investments in the plan are participant directed, and employer matching contributions are determined based on specific provisions of the EVERTEC Savings Plan. Employees are fully vested in the employer’s contributions after five years of service. For the year ended December 31, 2011, the costs incurred under the plan amounted to approximately $0.6 million. No costs were incurred under the new plan for the three month period ended December 31, 2010.

Prior to the Merger, substantially all the employees of EVERTEC were eligible to participate in the Popular, Inc. Savings and Investments plan. Effective March 31, 2009, the Popular Savings Plan was amended to suspend the employer matching contribution. The costs of providing these benefits for the year ended December 31, 2009 was approximately $0.3 million. No costs were incurred for the nine months ended September 30, 2010.

Employee defined benefit pension and post-retirement plans

Prior to the Merger, certain employees of the Company were covered by the non-contributory defined benefit pension plans of Banco Popular (“BP Plan”). For the periods until June 30, 2010, pension and post-retirement expenses and accrued benefit obligation presented in the combined financial statements corresponded to the employees of Banco Popular that participated in the BP Plan and were part of EVERTEC. Effective June 30, 2010, these employees were transferred to EVERTEC as part of an internal reorganization. Total pension and post-retirement expense recognized related to those employees amounted to approximately $70,000 and $0.3 million for the period including the nine months ended September 30, 2010 and the year ended December 31, 2009, respectively.

Other (Expenses) Income	12 Months Ended
Dec. 31, 2011
Other (Expenses) Income [Abstract]
Other (Expenses) Income

Note 18—Other (Expenses) Income

For the year ended December 31, 2011, other (expenses) income includes $14.5 million related to a one-time separation charge of the Voluntary Retirement Program (“VRP”) offered by the Company to all employees who were at least 50 years of age and with a minimum of 15 years of service by December 31, 2011, $2.2 million relating to the refinancing of our senior secured credit facilities, $1.2 million related to a gain in foreign exchange transactions of Latin America operations and a non-recurring and non-cash loss of $1.2 million from the settlement of the derivatives related to our acquisition of a 19.99% equity interest in CONTADO from Popular. (See Note 3 for an additional transaction included within other (expenses) income caption in the accompanying consolidated statements of income).

For the year ended December 31, 2011 and three months ended December 31, 2010, other (expenses) income includes a loss of $0.3 million and $1.4 million, respectively, related to the fair value adjustment of certain indemnification assets, software reimbursements and derivative assets (see Notes 6 and 12).

For the nine months ended September 30, 2010, other (expenses) income includes a pre-tax gain of $2.3 million recognized by EVERTEC in the sale of its 19.99% ownership in IHGC.

Other (expenses) income for the year ended December 31, 2009 includes a pre-tax gain of $7.9 million resulting from the mandatory partial redemption of Visa stock as a result of Visa’s initial public offering (“IPO”). The Visa stock had a book basis of zero prior to the redemption by Visa.

Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Tax [Abstract]
Income Tax

Note 10 – Income Tax

Under Puerto Rico income tax law, the Company is not allowed to file consolidated tax returns with its subsidiaries. On January 21, 2011 a new Internal Revenue Code (the “Code”) was approved by the Commonwealth of Puerto Rico providing a maximum corporate income tax rate of 30%, as well as additional tax credits and deductions, among other tax reliefs and changes. As a result, during the first quarter of 2011, the Company recognized a reduction in its deferred tax liability of $27.6 million, which had been recognized at a higher marginal corporate income tax rate.

The components of income tax expense (benefit) for the three months ended March 31, 2012 and 2011 consisted of the following:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision	$2,016	$188
Deferred tax benefit	(962)	(29,334)

	$1,054	$(29,146)

As discussed above, the Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax expense (benefit) includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the segregation of income tax expense (benefit) based on location of operations:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision
Puerto Rico	$1,908	$(386)
United States	184	123
Foreign countries	(76)	451

	$2,016	$188

Deferred tax benefit
Puerto Rico	$(809)	$(29,178)
Foreign countries	(153)	(156)

	$(962)	$(29,334)

The following table presents the components of the Company’s deferred tax assets and liabilities:

(Dollar amounts in thousands)	March 31, 2012	December 31, 2011
Deferred tax assets
Allowance for doubtful accounts	$542	$540
Unfavorable contract liability	195	211
Other temporary assets	1,035	909

Total gross deferred tax assets	1,772	1,660

Deferred tax liabilities (“DTL”)
Deferred compensation	$2,946	$2,915
Difference between the assigned values and the tax basis of assets and liabilities recognized in purchase	89,883	90,766
Debt issue cost	8,409	8,513
Other temporary liabilities	389	218

Total gross deferred tax liabilities	101,627	102,412

Deferred tax liability, net	$(99,855)	$(100,752)

The income tax expense (benefit) differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

(Dollar amounts in thousands)	Three months ended March 31,
	2012	2011
Computed income tax at statutory rates	$1,376	$(1,582)
Benefit of net tax-exempt interest income	(2)	(1)
Tax benefit due to a change in estimate	—	(676)
Differences in tax rates due to multiple jurisdictions	152	101
Effect of income subject to tax-exemption grant	(126)	(214)
Adjustment to DTL due to changes in enacted tax rate	—	(27,629)
Reversal of tax uncertainties reserve	(640)	—
Other	294	855

Income tax expense (benefit)	$1,054	$(29,146)

For the quarter ended March 31, 2012, EVERTEC derecognized a liability balance of $0.6 million and estimated accumulated interest of $0.1 million related to a tax position previously recognized because it was no longer more likely than not that the position will be sustained upon examination by the correspondent authorities. The determination was made due to the expiration of the statute of limitations of the corresponding tax authorities. Accordingly, as of March 31, 2012 EVERTEC recorded a revised liability for unrecognized tax benefits of approximately $0.7 million with accrued estimated interest of $0.1 million. The remaining balance of $0.8 million is expected to be reversed within the next twelve months.

On April 17, 2012, as explained above in Note 1, the Company was converted from a Puerto Rico corporation into a Puerto Rico limited liability company in order to take advantage of recent changes to the Code that allow limited liability companies to be treated as partnerships that are pass-through entities for Puerto Rico tax purposes. Also, the Company entered into a Tax Payment Agreement pursuant to which the Company will be obligated to make certain payments to Carib Holdings or Carib Inc. for taxable periods or portions thereof occurring on or after April 17, 2012, among other things. See Note 15 for additional information regarding this transaction.

Note 19—Income Tax

Under Puerto Rico income tax law, the Company is not allowed to file consolidated tax returns with its subsidiaries. At the end of 2010, the Government of Puerto Rico adopted a comprehensive tax reform in two phases. The first phase of the tax reform was enacted in the last quarter of 2010 where corporations received an income tax credit amounting to 7% of the tax determined, defined as the tax liability less certain credits. The second phase of the reform included a new Internal Revenue Code (the “Code”), which was approved on January 31, 2011. It provides for the reduction of the maximum corporate income tax rate from 40.95% to 30%, including the elimination of a temporary five percent surtax approved in March 2009 for years beginning on January 1, 2009 through December 31, 2011, as well as adding several tax credits and deductions, among other tax reliefs and changes. Under the new Code, the Company has a one-time election to opt out of the new reduced rate. This election must be made with the filing of the 2011 income tax return. The Company elected to use the new reduced rate. As a result, during the first quarter of 2011, the Company recognized a reduction in its deferred tax liability (“DTL”) of $27.6 million, which had been recognized at a higher marginal corporate income tax rate. The components of income tax (benefit) expense consisted of the following:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Continuing operations
Current tax (benefit) provision	$(7,144)	$1,200	$20,211	$30,982
Deferred tax (benefit) expense	(25,910)	(1,380)	2,806	(323)

	$(33,054)	$(180)	$23,017	$30,659

Discontinuing operations
Current tax provision	$—	$—	$840	$121
Deferred tax benefit	—	—	(23)	—

	$—	$—	$817	$121

As discussed above, the Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax (benefit) expense includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the segregation of income tax (benefit) expense based on location of operations:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Continuing operations
Current tax provision
PR	$(9,521)	$98	$19,316	$27,547
US	385	399	640	1,531
Foreign countries	1,992	703	255	1,903

	$(7,144)	$1,200	$20,211	$30,981

Deferred tax (benefit) expense
PR	$(25,306)	$(1,220)	$2,806	$(323)
Foreign countries	(604)	(160)	—	—

	$(25,910)	$(1,380)	$2,806	$(323)

Discontinuing operations
Current tax provision
Foreign countries	$—	$—	$840	$121

Deferred tax benefit
Foreign countries	—	—	(23)	—

	$—	$—	$817	$121

The Company was granted a tax exemption under the Tax Incentive Law No. 135 of 1997. Under this grant, EVERTEC was taxed at a rate of 7% on all the income derived from certain data processing and consulting services provided outside Puerto Rico for a 10-year period ended December 1, 2009. On October 11, 2011, the Puerto Rico Government approved a new grant under Tax Incentive Law No. 73 of 2008, retroactively to December 1, 2009. Under the new grant, the preferred rate declines gradually from 7% to 4% by December 1, 2013. After this date, the rate remains at 4% until its expiration in November 1, 2024. For the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009, income subject to the exemption amounted to $4.9 million, $1.3 million, $3.9 million and $3.6 million, respectively.

In addition, EVERTEC has a base tax rate of 7% on income derived from certain development and installation service in excess of a determined income for a 10-year period from January 1, 2008. Up to December 31, 2011, no income was subject to the exemption since the income covered by the decree did not exceed the determined base income amount.

On November 15, 2010, the Governor of Puerto Rico signed into Law the Internal Revenue Code for a New Puerto Rico (“Act 171”), which provides for a 7% tax credit applicable to the fully taxable operations of EVERTEC for the year ended December 31, 2010, resulting in the Company claiming a credit of $0.2 million for said year.

The following table presents the components of the Company’s deferred tax assets and liabilities:

	December 31,
(Dollar amounts in thousands)	2011	2010

Deferred tax assets
Allowance for doubtful accounts	$540	$696
Unfavorable contract liability	211	3,335
Other temporary assets	909	170

Total gross deferred tax assets	1,660	4,201

Deferred tax liabilities
Deferred compensation	$2,915	$2,604
Difference between the assigned values and the tax basis of assets and liabilities recognized in purchase	90,766	128,218
Debt issue cost	8,513	—
Other temporary liabilities	218	131

Total gross deferred tax liabilities	102,412	130,953

Deferred tax liability, net	$(100,752)	$(126,752)

The net amount, which is the result of the difference between assigned values and the tax bases of the assets and liabilities recognized in the business combination, is included within the deferred tax liability in the accompanying consolidated balance sheet.

EVERTEC was subject to income tax withholding on payments received for services rendered in Venezuela. These tax withholdings were generally creditable against the Puerto Rico income tax, subject to certain limitations. The business in Venezuela was discontinued on September 30, 2010. For the nine months ended September 30, 2010, and the year ended December 31, 2009, total creditable withholdings amounted to approximately $1.2 million and $0.6 million, respectively.

Specific tax indemnification obligations were agreed under the Merger Agreement: (i) to the extent EVERTEC has incurred taxes already paid by Popular at or prior to the closing related to the post-closing period, EVERTEC is required to reimburse Popular for these prepaid taxes; and (ii) to the extent EVERTEC has incurred taxes payable after closing related to the pre-closing period, Popular is required to reimburse EVERTEC for such taxes.

The Company recognizes in its financial statements the benefits of tax return positions if it is more likely than not to be sustained on audit based on its technical merits. On a quarterly basis, EVERTEC evaluates its tax positions and revises its estimates accordingly. The Company records accrued interest, if any, to unrecognized tax benefits in income tax expense, while the penalties, if any reported in operating costs and expenses. For the year ended December 31, 2011, the Company accrued $0.3 million for potential payment of interest based on an average 10% interest rate. As of December 31, 2010, the Company had not accrued any amount for potential payment of penalties and interest. At December 31, 2011 and 2010, EVERTEC had a liability for unrecognized tax benefits of $1.5 million and $1.2 million, respectively, which, if recognized in the future, would impact EVERTEC’s effective tax rate.

The reconciliation of unrecognized tax benefits, including accrued interest, was as follows:

(Dollar amounts in thousands)

Balance as of December 31, 2009	$1,222
Additions for tax positions related to 2010	—

Balance as of September 30, 2010	$1,222
Additions for tax positions related to 2010	—

Balance as of December 31, 2010	$1,222
Accrued estimated interest	281

Balance as of December 31, 2011	$1,503

The income tax (benefit) expense differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Computed income tax at statutory rates	$(1,515)	$(73)	$24,646	$36,239
Benefit of net tax-exempt interest income	(23)	(52)	(79)	(157)
Benefit of net tax-exempt dividend income	(620)	—	—	—
Non taxable loss on settlement of derivatve asset	420	—	—	—
Tax benefit due to a change in estimate	(2,529)	—	—	—
Differences in tax rates due to multiple jurisdictions	285	(197)	(155)	(2,159)
Effect of income subject to capital gain tax rate	—	—	(574)	(1,708)
Effect of income subject to tax-exemption grant	(1,737)	(455)	(2,479)	(2,506)
Adjustment to DTL due to changes in enacted tax rate	(27,629)	—	—	—
Credit pursuant to Act 171	—	(1,122)	—	—
Other	294	1,719	1,658	950

Income tax (benefit) expense	$(33,054)	$(180)	$23,017	$30,659

As of December 31, 2011, the statute of limitations for all tax years prior to 2006 expired for the Company in Puerto Rico, subsequent years are subject to review by the Puerto Rico Treasury Department. For the subsidiaries in Costa Rica the statute of limitations for all tax years prior to 2008 expired and subsequent years are subject to review by their government authorities.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 20—Discontinued Operations

The results of operations of the Venezuela business, which was a part of the Company in the Predecessor period, are reported as a discontinued operation in the consolidated and combined financial statements, as the Venezuela business was not acquired in the Merger.

Prior to the closing of the Merger, the Venezuela business was transferred to Popular and the Company entered into a transition services agreement with Popular, pursuant to which the Company will provide certain services to the Venezuela business for a transition period following the consummation of the Merger.

The results of discontinued operations for the nine months ended September 30, 2010 and the year ended December 31, 2009 consisted of the following:

	Predecessor
(Dollar amounts in thousands)	Nine months ended September 30, 2010	Year ended December 31, 2009

Revenues	$8,726	$13,126
Operating costs and expenses	7,815	11,352

Income from operations	911	1,774
Non-operating income	23	160

Income before income taxes	934	1,934
Income tax expense	817	121

Net income from discontinued operations	$117	$1,813

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

Note 12 – Related Party Transactions

The following table presents the Company’s transactions with related parties for the three months ended March 31, 2012 and 2011:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Total revenues from affiliates (1)(2)	$39,203	$38,951

Selling, general and administrative expenses
Rent and other fees (3)	$3,159	$2,967

Interest earned from and charged by affiliates
Interest income	$93	$295

Interest expense (4)	$1,885	$2,309

(1)	Total revenues from Popular represent 46% and 51% of total revenues for each of the periods presented above.
(2)	Includes revenues generated from investees accounted for under the equity method (CONTADO) of $0.9 million for the quarter ended March 31, 2012.
(3)	Includes management fees paid to stockholders amounting to $1.3 million and $0.7 million for the quarters ended March 31, 2012 and 2011, respectively.
(4)	Interest expense relates to interest accrued on our senior secured term loan and senior notes held by Popular.

At March 31, 2012 and December 31, 2011, EVERTEC had the following balances arising from transactions with related parties:

(Dollar amounts in thousands)	March 31, 2012	December 31, 2011
Cash and restricted cash deposits in affiliated bank	$77,074	$52,613

Indemnification assets from Popular reimbursement (1)
Accounts receivable	$1,895	$2,553

Other long-term assets	$4,685	$5,212

Liability related to contract with Popular (2)
Accounts payable	$—	$703

Other due from affiliates
Accounts receivable	$15,820	$21,077

Accounts payable	$(3,060)	$(3,036)

Long-term debt due to affiliate	$90,186	$90,186

(1)

Recorded in connection with (a) reimbursement from Popular regarding services the Company provides to certain customers of Popular at preferential prices and (b) reimbursement from Popular regarding certain software license fees. For the quarter ended March 31, 2012 and the year ended December 31, 2011, the Company received $0.7 million and $7.1 million, respectively, related to these reimbursements.

(2)	Represents a contract liability to provide certain services to a customer of Popular until February 2012.

From time to time, EVERTEC obtains performance bonds from insurance companies covering the obligations of EVERTEC under certain contracts. Under the Merger Agreement, Popular is required to, subject to certain exceptions, cause the then outstanding performance bonds to remain outstanding or replace such bonds as needed for five years from the closing date of the Merger. EVERTEC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC is required to reimburse Popular for payment of premiums and related charges and indemnify Popular for certain losses, in case EVERTEC fails to perform or otherwise satisfy its obligations covered by such performance bonds.

EVERTEC had outstanding letters of credit of $2.9 million at March 31, 2012 for which Popular provided collateral. EVERTEC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC is required to indemnify Popular for losses, in case EVERTEC fails to honor these letters of credit.

Note 21—Related Party Transactions

The following table presents the Company’s transactions with affiliated companies for each of the period presented below:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Total revenues from affiliates (1)(2)	$158,683	$40,140	$106,137	$134,209

Selling, general and administrative expenses
Administrative overhead and other allocated expenses	$—	$—	$2,217	$3,386
Corporate expense charged by Popular	—	—	5,263	6,426

Total allocated and corporate expense charged by Popular (3)	$—	$—	$7,480	$9,812

Rent and other fees (4)	$11,841	$2,634	$7,342	$8,442

Interest earned from and charged by affiliates
Interest income	$627	$94	$51	$129

Interest expense (5)	$8,440	$2,193	$10	$1

Other expenses (6)	$1,700	$—	$—	$—

(1)

As discussed below, all services to Popular, its subsidiaries and affiliates are governed by the Master Services Agreement (“MSA”) under which EVERTEC has a contract to provide such services for at least 15 years on an exclusive basis for the duration of the agreement on commercial terms consistent with historical pricing practices among the parties. Total revenues from Popular represent 49% of total revenues for each of the periods presented above.

(2)	Includes revenues generated from investees accounted for under the equity method (CONTADO) of $2.5 million for the year ended December 31, 2011.
(3)

Expenses allocated to the Company by Popular, included accounting, finance, legal, marketing, information systems and human resources. These costs were allocated based on a percentage of revenues (and not based on actual costs incurred). These charges were included in the combined statements of income.

(4)	Includes management fees paid to stockholders amounted to $3.2 million for the year ended December 31, 2011 and $0.2 million for the three months ended December 31, 2010.
(5)

Interest expense for the year ended December 31, 2011 and the three months ended December 31, 2010 is related to interest accrued related to our senior secured term loan and senior notes held by Popular.

(6)

On December 31, 2011, we entered into a (“Settlement Agreement”) with Popular in order to settle any claims among the parties related to the Merger Agreement. In accordance with the Settlement Agreement, we made a payment of $1.7 million to Popular.

At December 31, 2011 and 2010, EVERTEC had the following balances arising from transactions with related parties:

	December 31,
(Dollar amounts in thousands)	2011	2010

Cash and restricted cash deposits in affiliated bank	$52,613	$52,298

Indemnification assets from Popular reimbursement (1)
Accounts receivable	$2,553	$6,912

Other long-term assets	$5,212	$7,924

Liability related to contract with Popular (2)
Accounts payable	$703	$7,038

Other long-term liabilities	$—	$1,105

Other due from affiliates
Accounts receivable	$21,077	$22,353

Accounts payable	$(3,036)	$(3,807)

Long-term debt due to affiliate	$90,186	$94,850

Loan to an officer	$—	$170

(1)

Recorded in connection with (a) reimbursement from Popular regarding services the Company provides to certain customers of Popular at preferential prices and (b) reimbursement from Popular regarding certain software license fees. For the year ended December 31, 2011 and for the three months ended December 31, 2010, the Company received $6.6 million and $1.8 million, respectively, related to these reimbursements.

(2)	Represents an unfavorable contract liability to provide certain services to a customer of Popular until February 2012.

The balance of cash and restricted cash deposits in an affiliated bank was included within the cash and restricted cash line items in the accompanying consolidated balance sheets. Due from affiliates mainly included the amounts outstanding related to processing and information technology services billed to Popular subsidiaries according to the terms of the MSA. This amount was included in the accounts receivable, net in the consolidated balance sheets.

Upon the Merger, Holdings and the Company entered into a consulting agreement whereby the Company agreed to reimburse Apollo and Popular for certain expenses and an annual management fee of the greater of (i) $2.0 million and (ii) 2% of EVERTEC EBITDA, in total in exchange for which Holdings and EVERTEC will receive certain advisory services from Apollo and Popular.

The Company is entitled to receive reimbursements from Popular regarding services the Company provides to certain customers of Popular at a preferential price for a period of approximately 17 months from the closing date of the Merger. As of the Merger date, the Company recorded $5.6 million as an expected reimbursement asset from Popular at fair value related to this subsidy. The Company also recorded an unfavorable contract liability at fair value of $10.1 million related to the contract with one of Popular’s client. At December 31, 2011 and 2010, the current portion of the expected reimbursement asset of $0.4 million and $4.1 million, respectively, is included within the accounts receivable, net caption in the accompanying consolidated balance sheets. At December 31, 2011 and 2010, the current portion of the unfavorable contract liability of $0.7 million and $8.1 million, respectively, is included in the accounts payable caption in the accompanying consolidated balance sheets. Gains and losses related to the reimbursement asset are included within the other (expenses) income caption in the accompanying consolidated statements of income. See Note 12.

In addition, the Company is entitled to receive reimbursements from Popular regarding certain software license fees if such amounts exceed certain amounts for a period of five years from the closing date of the Merger. As a result of this agreement, the Company recorded approximately $11.2 million as a software reimbursement asset at fair value as of the Merger date. At December 31, 2011, the current portion of said asset of $7.4 million is included within the accounts receivable, net caption and the long-term portion is included in the other long-term assets caption in the accompanying consolidated balance sheets. Gains and losses related to the asset are included within the other (expenses) income caption in the accompanying consolidated statements of income. See Note 12.

From time to time, EVERTEC obtains performance bonds from insurance companies covering the obligations of EVERTEC under certain contracts. Under the Merger Agreement, Popular is required to, subject to certain exceptions, cause the then outstanding performance bonds to remain outstanding or replace such bonds as needed for five years from the closing date of the Merger. EVERTEC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC is required to reimburse Popular for payment of premiums and related charges and indemnification of Popular for certain losses, in case EVERTEC fails to perform or otherwise satisfy its obligations covered by such performance bonds.

EVERTEC had outstanding letters of credit of $2.9 million at December 31, 2011 for which Popular provided collateral. EVERTEC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC is required to indemnify Popular for losses, in case EVERTEC fails to honor these letters of credit.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 11 – Commitments and Contingencies

Certain lease agreements with related parties contain provisions for future rent increases. The total amount of rental payments due over the lease term is being charged to rent expense on the straight-line method over the term of the lease. The difference between rent expense recorded and the amount paid is recorded as a deferred rent obligation. Total deferred rent obligation as of March 31, 2012 and December 31, 2011 amounted to $0.4 million and $0.5 million, respectively, and is included within the accounts receivable, net caption in the accompanying consolidated balance sheets.

Rent expense of office facilities and real estate for the three months ended March 31, 2012 and 2011 amounted to $2.0 million and $2.0 million, respectively. Also, rent expense for telecommunications and other equipment for the three months ended March 31, 2012 and 2011 amounted to $1.8 million and $2.0 million, respectively.

The legal entities within EVERTEC are defendants in a number of legal proceedings arising in the ordinary course of business. Based on the opinion of legal counsel, management believes that the final disposition of these matters will not have a material adverse effect on the business, results of operations or financial condition of the Company.

On a quarterly basis, the Company assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Company will incur a loss and the amount can be reasonably estimated, an accrual for the loss is established. Once established, the accrual is adjusted as appropriate to reflect any relevant developments. For matters where a loss is not probable or the amount of the loss cannot be estimated, no accrual is established. Based on this process, the Company has identified certain claims where it is probable that it will incur a loss, but in the aggregate the loss would be minimal. For other claims, where the proceedings are in an initial phase, the Company is unable to estimate the range of possible loss for such legal proceedings. However, the Company at this time believes that any loss related to these latter claims will not be material.

Note 22—Commitments and Contingencies

The Company leases certain facilities and equipment under operating leases. Most leases contain renewal options for varying periods. Future minimum rental payments on such operating at December 31, 2011 are as follows:

(Dollar amounts in thousands)	Unrelated parties	Related party	Minimum future rentals

2012	$762	$4,089	$4,851
2013	473	3,858	4,331
2014	374	3,973	4,347
2015	319	1,001	1,320
2016 and thereafter	317	—	317

	$2,245	$12,921	$15,166

Certain lease agreements with related parties contain provisions for future rent increases. The total amount of rental payments due over the lease term is being charged to rent expense on the straight-line method over the term of the lease. The difference between rent expense recorded and the amount paid is recorded as a deferred rent obligation. Total deferred rent obligation as of December 31, 2011 and 2010 amounted to $0.5 million and $0.3 million, respectively, and is included within the accounts receivable, net caption in the accompanying consolidated balance sheets.

Rent expense of office facilities and real estate for the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009 amounted to $7.9 million, $2.3 million, $6.6 million and $8.0 million, respectively. Also, rent expense for telecommunications and other equipment for the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009 amounted to $7.7 million, $2.2 million, $5.6 million and $7.4 million, respectively.

The legal entities within EVERTEC are defendants in a number of legal proceedings arising in the ordinary course of business. Based on the opinion of legal counsel, management believes that the final disposition of these matters will not have a material adverse effect on the business, results of operations or financial condition of the Company.

On a quarterly basis, the Company assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Company will incur a loss and the amount can be reasonably estimated, an accrual for the loss is established. Once established, the accrual is adjusted as appropriate to reflect any relevant developments. For matters where a loss is not probable or the amount of the loss cannot be estimated, no accrual is established. Based on this process, the Company has identified certain claims where it is probable that it will incur a loss, but in the aggregate the loss would be minimal. For other claims, where the proceedings are in an initial phase, the Company is unable to estimate the range of possible loss for such legal proceedings. However, the Company at this time believes that any loss related to these latter claims will not be material.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Information [Abstract]
Segment Information

Note 13 – Segment Information

The Company operates in three business segments: transaction processing, merchant acquiring and business solutions.

The transaction processing segment includes diversified payment products and services, including the ATH network and processing services, card processing, payment processing and electronic benefit transfer (“EBT”) services.

The merchant acquiring segment provides services that allow merchants to accept electronic methods of payment such as debit, credit, prepaid and EBT cards carrying the ATH, Visa, MasterCard, Discover and American Express brands. Services include terminal sales and deployment, front-end authorization processing, settlement and funding processing and customer support.

The business solutions segment offers a full suite of business process management solutions, which include core bank processing, cash processing, item processing, network services, business process outsourcing, professional services for developing customized business solutions and fulfillment for producing and distributing various printed documents.

The Company’s business segments are organized based on the nature of products and services. The Chief Operating Decision Maker (“CODM”) reviews their separate financial information to assess performance and to allocate resources.

Management evaluates the operating results of each of its reportable segments based upon revenues and operating income. Segment asset disclosure is not used by the CODM as a measure of segment performance since the segment evaluation is driven by earnings. As such, segment assets are not disclosed in the notes to the accompanying unaudited consolidated financial statements.

The following tables set forth information about the Company’s operations by its three business segments for the periods indicated:

(Dollar amounts in thousands)	Transaction processing	Merchant acquiring, net	Business solutions	Other		Total
Three months ended March 31, 2012
Revenues	$28,229	$17,661	$41,928	$(5,330	) (1)	$82,488
Income from operations	12,309	8,541	9,080	(12,092	) (2)	17,838

Three months ended March 31, 2011
Revenues	24,842	14,748	40,771	(4,571	) (1)	75,790
Income from operations	10,886	7,369	7,411	(13,247	) (2)	12,419

(1)	Represents the elimination of intersegment revenues for services provided by the transaction processing segment to merchant acquiring segment, and other miscellaneous intersegment revenues.
(2)

Represents non-recurring compensation and benefits, professional fees, transaction and/or transition costs, and incremental depreciation and amortization from purchase accounting adjustments and other miscellaneous intersegment revenues.

The reconciliation of income from operations to consolidated net income for the three months ended March 31, 2012 and 2011 is as follows:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Segment income from operations
Transaction processing	$12,309	$10,886
Merchant acquiring	8,541	7,369
Business solutions	9,080	7,411
Other(1)	(12,092)	(13,247)

Income from operations	$17,838	$12,419

Interest expense	(11,059)	(13,808)
Earnings of equity method investments	66	—
Other expenses	(2,260)	(3,886)
Income tax expense (benefit)	1,054	(29,146)

Net income	$3,531	$23,871

(1)

Represents non- recurring compensation and benefits, professional fees, transaction and/or transition costs, and incremental depreciation and amortization from purchase accounting adjustments and other miscellaneous intersegment revenues.

Note 23—Segment Information

The Company operates in three business segments: transaction processing, merchant acquiring and business solutions.

The transaction processing segment includes a diversified payment products and services including the ATH network and processing services, card processing, payment processing and electronic benefit transfer (“EBT”) services.

The merchant acquiring segment provides services that allow merchants to accept electronic methods of payment such as debit, credit, prepaid and EBT cards carrying the ATH, Visa, MasterCard, Discover and American Express brands. Services include terminal sales and deployment, front-end authorization processing, settlement and funding processing and customer support.

The business solutions segment offers a full suite of business process management solutions, which include core banking processing, cash processing, item processing, network services, business process outsourcing, professional services for developing customized business solutions and fulfillment for producing and distributing various print documents.

The Company’s business segments are organized based on the nature of products and services. The Chief Operating Decision Maker (“CODM”) reviews their separate financial information to assess performance and to allocate resources.

Management evaluates the operating results of each of its reportable segments based upon revenues and operating income. Segment asset disclosure is not used by the CODM as a measure of segment performance since the segment evaluation is driven by earnings. As such, segment assets are not disclosed in the notes to the accompanying consolidated and combined financial statements.

The following tables set forth information about the Company’s operations by its three business segments:

(Dollar amounts in thousands)	Transaction processing	Merchant acquiring, net	Business solutions	Other		Total

Successor
Year ended December 31, 2011
Revenues	$105,184	$61,997	$173,434	$(19,493	) (1)	$321,122
Income from operations	45,031	30,258	36,690	(49,464	) (2)	62,515

Three months ended December 31, 2010
Revenues	26,680	14,789	46,586	(5,646	) (1)	82,409
Income from operations	12,088	5,959	9,561	(13,152	) (2)	14,456

Predecessor
Nine months ended September 30, 2010
Revenues	$69,391	$39,761	$118,482	$(12,614	) (1)	$215,020
Income from operations	28,086	17,647	18,337	(8,721	) (2)	55,349

Year ended December 31, 2009
Revenues	92,633	48,744	152,827	(17,905	) (1)	276,299
Income from operations	37,878	18,454	21,477	(1,719	) (2)	76,090

(1)	Represents the elimination of intersegment revenues for services provided by the transaction processing segment to merchant acquiring segment, and other miscellaneous intersegment revenues.
(2)

Represents Merger transaction related costs such as non-recurring compensation and benefits, transition costs, and incremental depreciation and amortization from purchase accounting adjustments and other miscellaneous intersegment revenues.

The reconciliation of income from operations to consolidated and combined net income is as follows:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009
Segment income from operations
Transaction processing	$45,031	$12,088	$28,086	$37,878
Merchant acquiring, net	30,258	5,959	17,647	18,454
Business solutions	36,690	9,561	18,337	21,477
Other(1)	(49,464)	(13,152)	(8,721)	(1,719)

Income from operations	$62,515	$14,456	$55,349	$76,090

Interest (expense) income	(50,197)	(13,318)	290	957
Earnings of equity method investments	833	—	2,270	3,508
Other (expenses) income	(18,201)	(1,316)	2,276	7,942
Income tax benefit (expense)	33,054	180	(23,017)	(30,659)

Net income from continuing operations	$28,004	$2	$37,168	$57,838

(1)

Represents Merger transaction related costs such as non-recurring compensation and benefits, transition costs, and incremental depreciation and amortization from purchase accounting adjustments and other miscellaneous intersegment revenues.

The geographic segment information below is classified based on the geographic location of the Company’s subsidiaries:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Revenues (1)
PR	$281,392	$73,269	$189,127	$244,315
Caribbean	13,051	2,629	9,507	11,698
Latin America	26,679	6,511	16,386	20,286

Total revenues	$321,122	$82,409	$215,020	$276,299

(1)	Revenues are based on subsidiaries’ country of domicile.

Major customers

For the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009, the Company had one major customer which accounted for approximately $156.2 million or 49%, $40.1 million or 49%, $106.1 million or 49%, and $134.2 million or 49%, respectively, of total revenues. See Note 21.

Our next largest customer, the Government of Puerto Rico, consolidating all individual agencies and public corporations, represented 11% of our total revenues for the year ended December 31, 2011, 11% for the three months ended December 31, 2010, 10% for the nine months ended September 30, 2010 and 10% for the year ended December 31, 2009.

Guarantor of the Senior Notes and Non-Guarantor Consolidated and Combined Financial Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Guarantor of the Senior Notes and Non-Guarantor Consolidated and Combined Financial Information [Abstract]
Guarantor of the Senior Notes and Non-Guarantor Consolidated and Combined Financial Information

Note 14 – Guarantor of the Senior Notes and Non-Guarantor Consolidated Financial Information

On September 30, 2010, the Company issued senior notes with a principal amount of $220.0 million, which were guaranteed by the Company’s 100% owned subsidiaries (see Note 11 of the Company’s audited consolidated and combined financial statements for the year ended December 31, 2011 included in the Company’s Annual Report on Form 10-K). The following financial information presents the balance sheets as of March 31, 2012 and December 31, 2011, the statements of income and the statements of cash flows for the three months ended March 31, 2012 and 2011 of (i) EVERTEC (Parent); (ii) the subsidiaries that are guarantors of the senior notes; (iii) the non-guarantor subsidiaries; and (iv) the Company on a consolidated basis. Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. The guarantor subsidiaries are 100% owned by EVERTEC (“Parent”) and all guarantees are full and unconditional and joint and several. There are no significant restrictions on the ability of Parent to obtain funds from any of the guarantor subsidiaries by dividends or loan.

	Consolidated Balance Sheet as of March 31, 2012
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Assets
Current Assets:
Cash	$63,032	$10,275	$7,051	$—	$80,358
Restricted cash	5,508	—	—	—	5,508
Accounts receivable, net	39,311	8,470	9,449	—	57,230
Prepaid expenses and other assets	18,578	560	656	(202)	19,592

Total current assets	126,429	19,305	17,156	(202)	162,688
Investment in subsidiaries, at equity	138,460	—	—	(126,168)	12,292
Property and equipment, net	29,382	773	5,008	—	35,163
Goodwill	296,980	44,010	31,516	—	372,506
Other intangible assets, net	407,692	16,957	11,767	—	436,416
Other long-term assets	21,731	—	—	—	21,731

Total assets	$1,020,674	$81,045	$65,447	$(126,370)	$1,040,796

Liabilities and stockholder’s equity
Current Liabilities:
Accrued liabilities	$36,387	$697	$699	$—	$37,783
Accounts payable	9,109	421	7,943	—	17,473
Unearned income	557	358	—	—	915
Income tax payable	—	1,384	618	—	2,002
Deferred tax liability, net	8,959	565	443	(67)	9,900

Total current liabilities	55,012	3,425	9,703	(67)	68,073
Long-term debt	524,367	—	—	—	524,367
Long-term deferred tax liability, net	82,894	3,890	3,171	—	89,955
Other long-term liabilities	449	—	—	—	449

Total liabilities	662,722	7,315	12,874	(67)	682,844

Stockholder’s equity
Common stock	—	55	998	(1,053)	—
Additional paid-in capital	326,627	69,678	50,851	(120,529)	326,627
Retained earnings	31,537	4,097	726	(4,823)	31,537
Accumulated other comprehensive loss	(212)	(100)	(2)	102	(212)

Total stockholder’s equity	357,952	73,730	52,573	(126,303)	357,952

Total liabilties and stockholder’s equity	$1,020,674	$81,045	$65,447	$(126,370)	$1,040,796

	Consolidated Balance Sheet as of December 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Assets
Current Assets:
Cash	$36,868	$11,179	$5,476	$—	$53,523
Restricted cash	5,288	—	—	—	5,288
Accounts receivable, net	41,435	7,097	12,398	—	60,930
Prepaid expenses and other assets	20,642	530	504	(150)	21,526

Total current assets	104,233	18,806	18,378	(150)	141,267
Investment in subsidiaries, at equity	135,384	—	—	(123,117)	12,267
Property and equipment, net	30,823	719	5,143	—	36,685
Goodwill	296,980	43,389	31,343	—	371,712
Other intangible assets, net	419,835	17,104	11,975	—	448,914
Other long-term assets	22,894	—	—	—	22,894

Total assets	$1,010,149	$80,018	$66,839	$(123,267)	$1,033,739

Liabilities and stockholder’s equity
Current Liabilities:
Accrued liabilities	$28,473	$573	$535	$—	$29,581
Accounts payable	11,192	838	9,756	—	21,786
Unearned income	504	404	—	(8)	900
Income tax payable	—	2,424	959	—	3,383
Deferred tax liability, net	8,835	295	246	(55)	9,321

Total current liabilities	49,004	4,534	11,496	(63)	64,971
Long-term debt	523,833	—	—	—	523,833
Long-term deferred tax liability, net	83,808	4,204	3,419	—	91,431
Other long-term liabilities	449	—	—	—	449

Total liabilities	657,094	8,738	14,915	(63)	680,684

Stockholder’s equity
Common stock	—	55	998	(1,053)	—
Additional paid-in capital	326,367	69,358	50,851	(120,209)	326,367
Retained earnings	28,006	2,827	357	(3,184)	28,006
Accumulated other comprehensive loss	(1,318)	(960)	(282)	1,242	(1,318)

Total stockholder’s equity	353,055	71,280	51,924	(123,204)	353,055

Total liabilties and stockholder’s equity	$1,010,149	$80,018	$66,839	$(123,267)	$1,033,739

	Consolidated Statement of Income for the three months ended March 31, 2012
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Revenues
Transaction processing	$16,454	$2,881	$3,572	$(8)	$22,899
Merchant acquiring, net	17,661	—	—	—	17,661
Business solutions	40,312	1,656	63	(103)	41,928

Total revenues	74,427	4,537	3,635	(111)	82,488

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	32,894	2,661	2,237	(51)	37,741
Selling, general and administrative expenses	8,344	443	633	(433)	8,987
Depreciation and amortization	16,911	431	580	—	17,922

Total operating costs and expenses	58,149	3,535	3,450	(484)	64,650

Income from operations	16,278	1,002	185	373	17,838

Non-operating (expenses) income
Interest income	92	19	6	—	117
Interest expense	(11,176)	—	—	—	(11,176)
Earnings of equity method investments	1,656	—	—	(1,590)	66
Other (expenses) income	(2,053)	(129)	355	(433)	(2,260)

Total non-operating (expenses) income	(11,481)	(110)	361	(2,023)	(13,253)

Income before income taxes	4,797	892	546	(1,650)	4,585
Income tax expense (benefit)	1,266	(378)	177	(11)	1,054

Net income	3,531	1,270	369	(1,639)	3,531
Other comprehensive income, net of tax of $6
Foreign currency translation adjustments	1,106	860	280	(1,140)	1,106

Total comprehensive income	$4,637	$2,130	$649	$(2,779)	$4,637

	Consolidated Statement of Income for the three months ended March 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Revenues
Transaction processing	$14,829	$2,142	$3,300	$—	$20,271
Merchant acquiring, net	14,748	—	—	—	14,748
Business solutions	39,200	1,589	52	(70)	40,771

Total revenues	68,777	3,731	3,352	(70)	75,790

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	32,398	2,615	2,537	(46)	37,504
Selling, general and administrative expenses	8,094	136	265	—	8,495
Depreciation and amortization	16,254	548	570	—	17,372

Total operating costs and expenses	56,746	3,299	3,372	(46)	63,371

Income from operations	12,031	432	(20)	(24)	12,419

Non-operating (expenses) income
Interest income	293	9	12	—	314
Interest expense	(14,122)	—	—	—	(14,122)
Earnings of equity method investments	338	—	—	(338)	—
Other expenses	(3,887)	1	—	—	(3,886)

Total non-operating (expenses) income	(17,378)	10	12	(338)	(17,694)

(Loss) income before income taxes	(5,347)	442	(8)	(362)	(5,275)
Income tax (benefit) expense	(29,218)	36	51	(15)	(29,146)

Net income (loss)	23,871	406	(59)	(347)	23,871
Other comprehensive income, net of tax
Foreign currency translation adjustments	444	207	236	(444)	444

Total comprehensive income	$24,315	$613	$177	$(791)	$24,315

	Consolidated Statement of Cash Flows for the three months ended March 31, 2012
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Cash flows from operating activities	$29,754	$(767)	$1,731	$—	$30,718

Cash flows from investing activities
Net increase in restricted cash	(220)	—	—	—	(220)
Intangible assets acquired	(1,091)	(35)	(13)	—	(1,139)
Property and equipment acquired	(2,287)	(102)	(143)	—	(2,532)
Proceeds from sales of property and equipment	8	—	—	—	8

Net cash used in investing activities	(3,590)	(137)	(156)	—	(3,883)

Cash flows from financing activities	—	—	—	—	—

Net increase (decrease) in cash	26,164	(904)	1,575	—	26,835
Cash at beginning of the period	36,868	11,179	5,476	—	53,523

Cash at end of the period	$63,032	$10,275	$7,051	$—	$80,358

	Consolidated Statement of Cash Flows for the three months ended March 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Eliminations	EVERTEC, Inc. (Consolidated)
Cash flows from operating activities	$19,560	$2,111	$23	$—	$21,694

Cash flows from investing activities
Net decrease in restricted cash	577	—	—	—	577
Intangible assets acquired	(4,449)	(3)	4	—	(4,448)
Property and equipment acquired	(2,561)	(16)	(125)	—	(2,702)
Acquisition of an equity method investee	(9,244)	—	—	—	(9,244)

Net cash used in investing activities	(15,677)	(19)	(121)	—	(15,817)

Cash flows from financing activities
Repayment of long-term debt	(888)	—	—	—	(888)

Net cash used in financing activities	(888)	—	—	—	(888)

Net increase (decrease) in cash	2,995	2,092	(98)	—	4,989
Cash at beginning of the period	45,551	5,739	3,909	—	55,199

Cash at end of the period	$48,546	$7,831	$3,811	$—	$60,188

Note 24—Guarantor of the Notes and Non-Guarantor Consolidated and Combined Financial Information

On September 30, 2010, the Company issued senior notes with a principal amount of $220.0 million, which were guaranteed by the Company’s 100% owned subsidiaries (see Note 11). The following financial information presents the balance sheets as of December 31, 2011 and 2010, the statements of income and statements of cash flows for the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009 of (i) EVERTEC, Inc. (Parent); (ii) the subsidiaries that are guarantors of the senior notes; (iii) the non-guarantor subsidiaries; and (iv) the Company on a consolidated or combined basis. Investments in subsidiaries are accounted for using the equity method for purposes of the consolidating presentation. The principal elimination entries relate to investments in subsidiaries and intercompany balances and transactions. The guarantor subsidiaries are 100% owned by EVERTEC, Inc. (“Parent”) and all guarantees are full and unconditional and joint and several. There are no significant restrictions on the ability of Parent to obtain funds from any of the guarantor subsidiaries by dividends or loan.

	Consolidated Balance Sheet (Successor) as of December 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)
Assets
Current Assets:
Cash	$36,868	$11,179	$5,476	$—	$53,523
Restricted cash	5,288	—	—	—	5,288
Accounts receivable, net	41,435	7,097	12,398	—	60,930
Prepaid expenses and other assets	20,642	530	504	(150)	21,526

Total current assets	104,233	18,806	18,378	(150)	141,267
Investment in subsidiaries, at equity	135,384	—	—	(123,117)	12,267
Property and equipment, net	30,823	719	5,143	—	36,685
Goodwill	296,980	43,389	31,343	—	371,712
Other intangible assets, net	419,835	17,104	11,975	—	448,914
Other long-term assets	22,894	—	—	—	22,894

Total assets	$1,010,149	$80,018	$66,839	$(123,267)	$1,033,739

Liabilities and stockholder’s equity
Current Liabilities:
Accrued liabilities	$28,473	$573	$535	$—	$29,581
Accounts payable	11,192	838	9,756	—	21,786
Unearned income	504	404	—	(8)	900
Income tax payable	—	2,424	959	—	3,383
Deferred tax liability, net	8,835	295	246	(55)	9,321

Total current liabilities	49,004	4,534	11,496	(63)	64,971
Long-term debt	523,833	—	—	—	523,833
Long-term deferred tax liability, net	83,808	4,204	3,419	—	91,431
Other long-term liabilities	449	—	—	—	449

Total liabilities	657,094	8,738	14,915	(63)	680,684

Stockholder’s equity
Common stock	—	55	998	(1,053)	—
Additional paid-in capital	326,367	69,358	50,851	(120,209)	326,367
Retained earnings	28,006	2,827	357	(3,184)	28,006
Accumulated other comprehensive loss	(1,318)	(960)	(282)	1,242	(1,318)

Total stockholder’s equity	353,055	71,280	51,924	(123,204)	353,055

Total liabilities and stockholder’s equity	$1,010,149	$80,018	$66,839	$(123,267)	$1,033,739

	Consolidated Balance Sheet (Successor) as of December 31, 2010
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)
Assets
Current Assets:
Cash	$45,551	$5,739	$3,909	$—	$55,199
Restricted cash	6,100	—	—	—	6,100
Accounts receivable, net	46,632	7,679	7,917	—	62,228
Prepaid expenses and other assets	16,914	433	249	(67)	17,529

Total current assets	115,197	13,851	12,075	(67)	141,056
Investment in subsidiaries, at equity	151,109	—	—	(151,109)	—
Property and equipment, net	37,094	593	6,002	—	43,689
Goodwill	267,985	73,081	31,518	—	372,584
Other intangible assets, net	458,711	18,824	13,081	—	490,616
Other long-term assets	29,964	—	—	—	29,964

Total assets	$1,060,060	$106,349	$62,676	$(151,176)	$1,077,909

Liabilities and stockholder’s equity
Current Liabilities:
Accrued liabilities	$33,754	$392	$6,805	$—	$40,951
Accounts payable	17,341	366	—	—	17,707
Unearned income	133	183	—	—	316
Income tax payable	1,042	1,248	149	—	2,439
Current portion of long-term debt	3,550	—	—	—	3,550
Deferred tax liability, net	12,887	4,390	3,969	(7,379)	13,867

Total current liabilities	68,707	6,579	10,923	(7,379)	78,830
Long-term debt	558,623	—	—	—	558,623
Long-term deferred tax liability, net	104,751	782	—	7,352	112,885
Other long-term liabilities	2,228	—	—	—	2,228

Total liabilities	734,309	7,361	10,923	(27)	752,566

Stockholder’s equity
Common stock	—	55	998	(1,053)	—
Additional paid-in capital	325,875	98,352	50,851	(149,595)	325,483
Retained earnings	18	636	(9)	(643)	2
Accumulated other comprehensive loss	(142)	(55)	(87)	142	(142)

Total stockholder’s equity	325,751	98,988	51,753	(151,149)	325,343

Total liabilities and stockholder’s equity	$1,060,060	$106,349	$62,676	$(151,176)	$1,077,909

	Consolidated Statement of Income (Successor) for the year ended December 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Revenues
Transaction processing	$62,758	$9,528	$13,433	$(28)	$85,691
Merchant acquiring, net	61,997	—	—	—	61,997
Business solutions	168,053	5,428	235	(282)	173,434

Total revenues	292,808	14,956	13,668	(310)	321,122

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	136,829	9,530	9,257	(239)	155,377
Selling, general and administrative expenses	30,887	1,278	2,039	(865)	33,339
Depreciation and amortization	65,791	1,805	2,295	—	69,891

Total operating costs and expenses	233,507	12,613	13,591	(1,104)	258,607

Income from operations	59,301	2,343	77	794	62,515

Non-operating (expenses) income
Interest income	622	96	42	—	760
Interest expense	(50,957)	—	—	—	(50,957)
Earnings of equity method investments	3,344	—	—	(2,511)	833
Other (expenses) income	(18,438)	677	428	(868)	(18,201)

Total non-operating (expenses) income	(65,429)	773	470	(3,379)	(67,565)

(Loss) income before income taxes	(6,128)	3,116	547	(2,585)	(5,050)
Income tax (benefit) expense	(34,132)	926	180	(28)	(33,054)

Net income	$28,004	$2,190	$367	$(2,557)	$28,004

	Consolidated Statement of Income (Loss) (Successor)
	for the three months ended December 31, 2010
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Revenues
Transaction processing	$15,388	$2,207	$3,439	$—	$21,034
Merchant acquiring, net	14,789	—	—	—	14,789
Business solutions	45,459	1,065	75	(13)	46,586

Total revenues	75,636	3,272	3,514	(13)	82,409

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	37,384	2,045	2,416	(6)	41,839
Selling, general and administrative expenses	8,671	(680)	401	—	8,392
Depreciation and amortization	16,525	570	627	—	17,722

Total operating costs and expenses	62,580	1,935	3,444	(6)	67,953

Income from operations	13,056	1,337	70	(7)	14,456

Non-operating (expenses) income
Interest income	101	6	11	—	118
Interest expense	(13,436)	—	—	—	(13,436)
Earnings of equity method investments	949	—	—	(949)	—
Other expenses	(1,316)	—	—	—	(1,316)

Total non-operating (expenses) income	(13,702)	6	11	(949)	(14,634)

(Loss) income before income taxes	(646)	1,343	81	(956)	(178)
Income tax (benefit) expense	(648)	381	90	(3)	(180)

Net income (loss)	$2	$962	$(9)	$(953)	$2

	Combined Statement of Income (Loss) (Predecessor)
	for the nine months ended September 30, 2010
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Combined)

Revenues
Transaction processing	$43,549	$5,567	$8,962	$(1,301)	$56,777
Merchant acquiring, net	39,761	—	—	—	39,761
Business solutions	113,897	4,459	192	(66)	118,482

Total revenues	197,207	10,026	9,154	(1,367)	215,020

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	99,615	6,681	6,956	(6)	113,246
Selling, general and administrative expenses	24,264	1,457	1,279	—	27,000
Depreciation and amortization	17,679	706	1,040	—	19,425

Total operating costs and expenses	141,558	8,844	9,275	(6)	159,671

Income (expense) from operations	55,649	1,182	(121)	(1,361)	55,349

Non-operating income
Interest income	205	82	73	—	360
Interest expense	(52)	(12)	(6)	—	(70)
(Losses) earnings of equity method investments	(2,066)	—	852	3,484	2,270
Other income	2,276	—	—	—	2,276

Total non-operating income	363	70	919	3,484	4,836

Income before income taxes	56,012	1,252	798	2,123	60,185
Income tax expense (benefit)	22,695	347	(1)	(24)	23,017

Net income from continuing operations	33,317	905	799	2,147	37,168
Net income (loss) from discontinued operations	2,098	—	(1,981)	—	117

Net income (loss)	$35,415	$905	$(1,182)	$2,147	$37,285

	Combined Statement of Income (Predecessor)
	for the year ended December 31, 2009
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Combined)

Revenues
Transaction processing	$56,602	$7,501	$12,344	$(1,719)	$74,728
Merchant acquiring, net	48,744	—	—	—	48,744
Business solutions	148,925	3,766	327	(191)	152,827

Total revenues	254,271	11,267	12,671	(1,910)	276,299

Operating costs and expenses
Cost of revenues, exclusive of depreciation and amortization shown below	135,262	6,941	8,058	(191)	150,070
Selling, general and administrative expenses	23,219	902	1,518	—	25,639
Depreciation and amortization	22,021	1,107	1,372	—	24,500

Total operating costs and expenses	180,502	8,950	10,948	(191)	200,209

Income from operations	73,769	2,317	1,723	(1,719)	76,090

Non-operating income
Interest income	503	419	126	—	1,048
Interest expense	(73)	(18)	—	—	(91)
Earnings of equity method investments	1,883	—	1,819	(194)	3,508
Other income	73	7,869	—	—	7,942

Total non-operating income	2,386	8,270	1,945	(194)	12,407

Income before income taxes	76,155	10,587	3,668	(1,913)	88,497
Income tax expense	28,851	1,271	537	—	30,659

Net income from continuing operations	47,304	9,316	3,131	(1,913)	57,838
Net income from discontinued operations	13	—	1,800	—	1,813

Net income	$47,317	$9,316	$4,931	$(1,913)	$59,651

	Condensed Consolidated Statement of Cash Flows (Successor)
	for the year ended December 31, 2011
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Cash flows from operating activities	$61,521	$5,836	$1,978	$—	$69,335

Cash flows from investing activities
Net decrease in restricted cash	812	—	—	—	812
Intangible assets acquired	(14,363)	(33)	(70)	—	(14,466)
Property and equipment acquired	(8,219)	(371)	(373)	—	(8,963)
Proceeds from sales of property and equipment	74	8	32	—	114
Acquisition of an equity method investment	(9,244)	—	—	—	(9,244)

Net cash used in investing activities	(30,940)	(396)	(411)	—	(31,747)

Cash flows from financing activities
Repayment and repurchase of long-term debt and other liabilities	(39,264)	—	—	—	(39,264)

Net cash used in financing activities	(39,264)	—	—	—	(39,264)

Net (decrease) increase in cash	(8,683)	5,440	1,567	—	(1,676)
Cash at beginning of the period	45,551	5,739	3,909	—	55,199

Cash at end of the period	$36,868	$11,179	$5,476	$—	$53,523

	Condensed Consolidated Statement of Cash Flows (Successor) for the three months ended December 31, 2010
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Cash flows from operating activities	$14,964	$1,958	$1,174	$—	$18,096

Cash flows from investing activities
Net increase in restricted cash	(3,005)	—	—	—	(3,005)
Net decrease in short-term investments	—	559	—	—	559
Intangible assets acquired	(11,674)	(116)	(101)	—	(11,891)
Property and equipment acquired	(3,934)	(56)	(116)	—	(4,106)
Advance payment	(17,120)	—	—	—	(17,120)
Acquisition of predecessor	(458,728)	(2,307)	—	—	(461,035)

Net cash used in investing activities	(494,461)	(1,920)	(217)	—	(496,598)

Cash flows from financing activities
Proceeds from issuance of long-term debt	557,350	—	—	—	557,350
Debt issuance costs	(16,472)	—	—	—	(16,472)
Repayment of long-term debt	(888)	—	—	—	(888)
Net distributions to parent company	(34,848)	—	—	—	(34,848)

Net cash provided by financing activities	505,142	—	—	—	505,142

Net increase in cash	25,645	38	957	—	26,640
Cash at beginning of the period	19,906	5,701	2,952	—	28,559

Cash at end of the period	$45,551	$5,739	$3,909	$—	$55,199

	Condensed Combined Statement of Cash Flows (Predecessor) for the nine months ended September 30, 2010
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Cash flows from operating activities from continuing operations	$63,771	$(2,214)	$1,931	$213	$63,701

Cash flows from investing activities from continuing operations
Net decrease in restricted cash	581	—	—	—	581
Net decrease in short-term investments	—	8,631	1,013	(213)	9,431
Intangible assets acquired	(11,195)	(12)	(573)	—	(11,780)
Property and equipment acquired	(11,674)	(174)	(1,333)	—	(13,181)
Proceeds from sales of equity method investment	7,509	—	—	—	7,509
Contingent consideration paid	(1,000)	—	—	—	(1,000)
Net repayment on short-term loans due from affiliate	24,225	—	—	—	24,225
Cash delivered for sale of subsidiary	—	—	368	—	368

Net cash provided by (used in) investing activities from continuing operations	8,446	8,445	(525)	(213)	16,153

Cash flows from financing activities from continuing operations
Debt issuance costs	(643)	—	—	—	(643)
Repayment of long-term debt	(1,413)	—	—	—	(1,413)
Net distributions to an affiliate	(7,972)	—	(68)	—	(8,040)
Dividends paid	(48,200)	(7,500)	—	—	(55,700)

Net cash used in financing activities from continuing operations	(58,228)	(7,500)	(68)	—	(65,796)

Cash flows from discontinued operations
Net cash provided by (used in) discontinued operations	2,610	—	(132)	—	2,478

Net cash provided by (used in) discontinued operations	2,610	—	(132)	—	2,478

Net increase (decrease) in cash	16,599	(1,269)	1,206	—	16,536
Less: Net decrease in cash related to discontinued operations	—	—	132	—	132
Cash at beginning of the period from continuing operations	3,307	6,970	1,614	—	11,891

Cash at end of the period from continuing operations	$19,906	$5,701	$2,952	$—	$28,559

	Condensed Combined Statement of Cash Flows (Predecessor) for the year ended December 31, 2009
(Dollar amounts in thousands)	EVERTEC, Inc. (Parent Only)	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	EVERTEC, Inc. (Consolidated)

Cash flows from operating activities from continuing operations	$59,552	$2,269	$3,007	$636	$65,464

Cash flows from investing activities from continuing operations
Net increase in restricted cash	(997)	—	—	—	(997)
Net increase in short-term investments	—	(1,191)	(164)	(636)	(1,991)
Intangible assets acquired	(6,843)	(262)	(280)	—	(7,385)
Property and equipment acquired	(13,358)	(228)	(847)	—	(14,433)
Proceeds from sales and redemption of equity securities	—	7,869	—	—	7,869
Contingent consideration paid	(750)	(750)	—	750	(750)
Net repayments on short-term loans due from affiliate	14,995	—	—	—	14,995

Net cash (used in) provided by investing activities from continuing operations	(6,953)	5,438	(1,291)	114	(2,692)

Cash flows from financing activities from continuing operations
Repayment of long-term debt	(1,420)	—	—	—	(1,420)
Dividends paid	(55,000)	(7,500)	—	—	(62,500)
Capital contribution from parent	—	750	—	(750)	—
Net distributions to an affiliate	(11,925)	—	(1,865)	—	(13,790)

Net cash used in financing activities from continuing operations	(68,345)	(6,750)	(1,865)	(750)	(77,710)

Cash flows from discontinued operations
Net cash provided by (used in) discontinued operations	2,210	—	(115)	—	2,095

Net cash provided by (used in) discontinued operations	2,210	—	(115)	—	2,095

Net (decrease) increase in cash	(13,536)	957	(264)	—	(12,843)
Cash at beginning of the period from continuing operations	16,843	6,013	1,878	—	24,734

Cash at end of the period from continuing operations	$3,307	$6,970	$1,614	$—	$11,891

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 15 – Subsequent Events

The Company evaluated subsequent events through the date that these unaudited consolidated financial statements were issued. There were no additional subsequent events requiring disclosure other than those disclosed below.

Reorganization. On April 17, 2012, EVERTEC was converted from a Puerto Rico corporation to a Puerto Rico limited liability company for the purpose of improving the consolidated tax efficiency of EVERTEC and its subsidiaries by taking advantage of recent changes to the Code that permit limited liability companies to be treated as partnerships that are pass-through entities for Puerto Rico tax purposes. Concurrent with the Conversion, Carib Holdings, EVERTEC’s direct parent, was also converted from a Puerto Rico corporation to a Puerto Rico limited liability company. Prior to these conversions, Carib Inc. was formed in order to act as the new parent company of Carib Holdings and its subsidiaries, including EVERTEC. Carib Inc., Carib Holdings, AP Carib, Popular and each of the holders of then outstanding shares of Class B Non-Voting Common Stock of Carib Holdings entered into a Stock Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) pursuant to which each of the then outstanding shares of common stock of Carib Holdings was contributed to Carib Inc. in exchange for the same number and class of shares of common stock of Carib Inc. In addition, in accordance with the terms and conditions set forth in the Stock Contribution and Exchange Agreement,

Carib Inc. assumed the Carib Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”) and all of the outstanding equity awards issued thereunder or subject thereto. As a result, each of the then outstanding stock options to purchase shares of Carib Holdings’ Class B Non-Voting Common Stock became a stock option to purchase the same number and class of shares of Carib Inc.’s Class B Non-Voting Common Stock, in each case on the same terms (including exercise price) as the original stock option. Similarly, each of the then outstanding shares of restricted stock of Carib Holdings was converted into the same number of shares of restricted stock of Carib Inc. In addition, in connection with the Conversion, EVERTEC formed a new wholly owned subsidiary, EVERTEC Finance, to act as co-issuer of the senior notes.

The consolidated financial statements of EVERTEC, LLC following the Conversion will be substantially the same in all material respects as the consolidated financial statements of EVERTEC, Inc. except that separate financial statements of EVERTEC, LLC, included in the consolidated financial statements of EVERTEC, LLC, will not include tax expense, deferred tax assets or liabilities or tax receivables or payables as EVERTEC, LLC will be considered a flow through entity from a Puerto Rico tax perspective.

Supplemental Indenture regarding the Conversion. On April 17, 2012, the Company, EVERTEC Finance, and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into Supplemental Indenture No. 1 (the “First Supplemental Indenture”) to the indenture dated as of September 30, 2010 among the Company, the guarantors named therein and the Trustee (as amended, the “Indenture”). Pursuant to the First Supplemental Indenture, (a) the Company affirmed and, to the extent required under the Indenture, assumed its obligations following the Conversion as issuer under the Indenture and the 11% senior notes due 2018 issued thereunder, (b) EVERTEC Finance was added as a co-issuer under the Indenture and the senior notes, (c) the limitation on restricted payments covenant was amended to permit the Company to make payments to its direct parent company, Carib Holdings, and to Carib’s newly formed direct parent company and the Company’s indirect parent company, Carib Inc., pursuant to the Tax Payment Agreement so long as (i) the Company is not in default under the Indenture, (ii) such payments are with respect to taxes imposed by Puerto Rico, the United States of America or by any other jurisdictions that the Company would have been required to pay if it was a corporation instead of being treated as a partnership for tax purposes in those jurisdictions, reduced by taking into account the amount of any applicable net operating losses or other tax attributes of Carib Holdings or Carib Inc. that reduce Carib Holdings’ or Carib Inc.’s taxes in such period and (iii) the payments do not exceed the net amount of taxes that Carib Holdings and Carib Inc. actually owe to the appropriate taxing authority for a taxable period and (d) the definitions of “Consolidated Net Income” and “Consolidated Taxes” were adjusted so that payments under the Tax Payment Agreement would reduce Consolidated Net Income and be treated as Consolidated Taxes even if they do not reduce Consolidated Net Income under GAAP. The First Supplemental Indenture also added a covenant that limits the ability of EVERTEC Finance to hold assets, incur Indebtedness or become liable for obligations, engage in business activities or consolidate, amalgamate or merge with or into or wind up into any person, subject in each case to certain exceptions.

Separately, following the execution of the First Supplemental Indenture, EVERTEC Finance also became a guarantor under the Company’s senior secured credit facility in accordance with the terms thereof.

Tax Payment Agreement. On April 17, 2012, the Company, Carib Holdings and Carib Inc. entered into a Tax Payment Agreement pursuant to which the Company will be obligated to make certain payments to Carib Holdings or Carib Inc. for taxable periods or portions thereof occurring on or after April 17, 2012. Under the Tax Payment Agreement, the Company will make payments with respect to any and all taxes (including estimated taxes) imposed under the laws of Puerto Rico, the United States of America and any other jurisdiction or any political (including municipal) subdivision or authority or agency in Puerto Rico, the United States of America or such other jurisdiction, that would have been imposed on the Company if the Company had been a corporation for tax purposes of that jurisdiction, together with all interest and penalties with respect thereto (“Taxes”), reduced by taking into account any applicable net operating losses or other tax attributes of Carib Holdings or Carib Inc. that reduce Carib Holdings’ or Carib Inc.’s taxes in such period. For the avoidance of doubt, the Tax Payment Agreement provides that the payments thereunder shall not exceed the net amount of Taxes that Carib Holdings and Carib Inc. actually owe to the appropriate taxing authority for a taxable period. Further, the Tax Payment Agreement provides that if Carib Holdings or Carib Inc. receives a tax refund attributable to any taxable period or portion thereof occurring on or after the Effective Date, Carib Inc. shall be required to recalculate the payment for such period required to be made by the Company to Carib Holdings or Carib Inc. If the payment, as recalculated, is less than the amount of the payment the Company already made to Carib Holdings or Carib Inc. in respect of such period, Carib Holdings or Carib Inc. shall promptly make a payment to the Company in the amount of such difference.

New Notes. On May 7, 2012, EVERTEC and EVERTEC Finance, as co-issuers, issued $40.0 million aggregate principal amount of 11% senior notes due 2018 (the “New Notes”) as “Additional Notes” under the Indenture pursuant to which $220.0 million aggregate principal amount of 11% senior notes due 2018 were originally issued on September 30, 2010 and $210.5 million principal amount were outstanding as of March 31, 2012 (the “Existing Notes”). The New Notes were issued pursuant to Supplemental Indenture No. 2 to the Indenture and will be treated as a single class under the Indenture with the Existing Notes.

Consent Solicitation. On May 4, 2012, the Company and EVERTEC Finance obtained the requisite consents from holders of at least a majority of the aggregate principal amount of all outstanding Existing Notes on the record date of April 27, 2012, pursuant to their previously announced consent solicitation. As a result, on May 7, 2012, the Company, EVERTEC Finance, certain subsidiaries of the Company and the Trustee executed Supplemental Indenture No. 3 to the Indenture to provide the Company with additional dividend capacity of up to $270.0 million (the “Proposed Amendment”). On May 9, 2012, the Company paid an aggregate consent fee of approximately $2.8 million and, as a result, the Proposed Amendment became operative.

Credit Agreement Amendment and Incremental Term Loan Facility. On May 9, 2012, the Company entered into an amendment to the agreement governing its senior secured credit facilities to allow, among other things, a restricted payment in an amount not to exceed $270.0 million and certain adjustments to the financial covenant therein. In addition, the Company borrowed an additional $170.0 million under a secured incremental term loan.

Dividend. On May 9, 2012, the Company used the net proceeds from the incremental term loan described above and the New Notes, together with cash on hand, to pay a cash distribution of approximately $267.0 million to its direct parent, Carib Holdings (which in turn was ultimately paid, together with cash on hand at Carib Holdings of approximately $3.0 million, as a cash dividend to the stockholders of Carib Inc., the Company’s indirect parent). As a result of the dividend, on May 9, 2012, the board of directors of Carib Inc. approved an equitable adjustment to stock options previously granted pursuant to the Plan in order to reduce the exercise price of the outstanding options granted under or subject to the terms of the Plan by $7.41 per share.

Note 25—Subsequent Events

The Company evaluated subsequent events through the date that these audited financial statements were issued. There were no additional subsequent events requiring disclosure other than those disclosed below.

Effective February 22, 2012, Felix Villamil was promoted to Vice Chairman of the Board and no longer serves as EVERTEC’s President and Chief Executive Officer (“CEO”). In connection with Mr. Villamil’s transition from President and CEO to Vice Chairman of the Board, EVERTEC and Mr. Villamil entered into a modification agreement and general release which provided for, among other things, a payment of $2.2 million, less applicable withholding taxes.

Effective February 22, 2012, our board of directors appointed Peter Harrington as EVERTEC’s President and CEO. On February 24, 2012, the Company also announced the promotion of Miguel Vizcarrondo from Senior Vice President to Executive Vice President now responsible for the Merchant Acquiring business and the ATH network.